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TABLE OF CONTENTS 2

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

W.W. Grainger, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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W.W. GRAINGER, INC. 100 GRAINGER PARKWAY LAKE FOREST, ILLINOIS 60045-5201 (847) 535-1000

March 18, 2021

Dear Grainger Shareholders:

We are pleased to invite you to attend virtually the 2021 annual meeting of shareholders of W.W. Grainger, Inc. on Wednesday, April 28, 2021, at 10 a.m. Central Daylight Time. This year's annual meeting will be held as a virtual meeting with no in-person attendance.

At the meeting, we will report on our operations and other matters of current interest. Shareholders will also vote on the matters described in the accompanying Notice of Virtual Annual Meeting and Proxy Statement and any other matters properly brought before the meeting.

As in prior years, we have elected to deliver our proxy materials to the majority of our shareholders over the Internet. This delivery process allows us to provide shareholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. The Notice of Virtual Annual Meeting of Shareholders on the following page contains instructions on how to:

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vote by Internet, by telephone or by mail; and

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receive a paper copy of the proxy materials by mail.

Please take the time to carefully read the Notice of Virtual Annual Meeting and Proxy Statement that follow. Whether or not you plan to attend the meeting, please ensure that your shares are represented by giving us your proxy. You can do so by telephone, by Internet, or by signing and dating the enclosed proxy form and returning it promptly in the envelope provided.

We look forward to your participation in the meeting.

Sincerely,

D.G. Macpherson Chairman of the Board and Chief Executive Officer

NOTICE OF VIRTUAL ANNUAL MEETING
OF SHAREHOLDERS

MEETING AGENDA

Proposal		Board Recommendation	For more information

1.	to elect 13 Directors for the ensuing year	FOR (all nominees)	Page 12
2.	to ratify the appointment of Ernst & Young LLP as independent auditor for the year ending December 31, 2021; and	FOR	Page 42
3.	to approve on a non-binding advisory basis the compensation of Grainger's Named Executive Officers	FOR	Page 81

We will also consider any other matters that may properly be brought before the meeting (and any postponements or adjournments of the meeting). As of the date of this proxy statement, we have not received notice of any such matters.

VOTING

Shareholders of W.W. Grainger, Inc. (Grainger or the Company), as of the record date, are entitled to vote, as follows:

•
Shareholders have the right to cumulative voting in the election of Directors. For a definition of cumulative voting, see Questions and Answers—Voting Information / What is cumulative voting? How many votes do I have?/page 85, and

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Each share of Grainger common stock is entitled to one vote for each of the other proposals.

Internet	Telephone	Mail
www.proxyvote.com up until 11:59 p.m. EDT April 27, 2021 During the Meeting: www.virtualshareholdermeeting.com/GWW2021	1-800-690-6903 up until 1:00 a.m. CDT, on April 28, 2021	Mark, sign and date your proxy card and return it in the pre-addressed postage-paid envelope we have provided or return it to: Vote Processing c/o Broadridge 51 Mercedes Way Edgewood, NY 11717

Regardless of whether you plan to attend the virtual annual meeting, we hope you will vote as soon as possible. You may vote your shares during the virtual annual meeting, over the Internet or via a toll-free telephone number. If you received a paper copy of a proxy or voting instruction card by mail, you also may submit your proxy or voting instruction card before the annual meeting by completing, signing, dating and returning your proxy or voting instruction card in the pre-addressed envelope provided. For specific instructions on voting, please refer to the section, Questions and Answers—Voting Information / page 85.

VIRTUAL MEETING

Due to the public health impact of the COVID-19 pandemic, the 2021 annual meeting will be a virtual meeting without in-person attendance. To virtually attend the annual meeting at www.virtualshareholdermeeting.com/GWW2021 (the "Annual Meeting Website"), you must enter the 16-digit control number found on your proxy card or voting instruction form (the "Control Number"). You may vote your shares and submit your questions during the virtual annual meeting by entering your Control Number and following the instructions also available on the Annual Meeting Website.

Whether or not you plan to virtually attend the annual meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the annual meeting. Shareholders who have sent in proxies or voted via telephone or internet do not need to take any further action. As always, we encourage you to vote your shares prior to the annual meeting.

PROXY MATERIALS

This Notice of Virtual Annual Meeting, Proxy Statement and Form of Proxy were first distributed or made available to shareholders on or about March 18, 2021.

By order of the Board of Directors.

Hugo Dubovoy, Jr.
Vice President, Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 28, 2021

This Notice of Virtual Annual Meeting, Proxy Statement and Form of Proxy and our 2020 Annual Report on Form 10-K are available under "Financials" in the Investor Relations section of our website at http://invest.grainger.com/and also may be obtained free of charge on written request to the Corporate Secretary at Grainger's headquarters, 100 Grainger Parkway, Lake Forest, Illinois 60045-5201.

CORPORATE GOVERNANCE

THE ROLE OF THE BOARD

The Board of Directors of the Company (the Board) acts as the steward of the Company. Our Directors bring to the Board a wealth of business experience and a track record of good business judgment in situations relevant to the Company's operations and strategy.

The Board recognizes the importance of ensuring that our strategy is designed to create sustainable long-term value for Grainger's shareholders and other stakeholders. The Board maintains an active role in formulating, planning and overseeing the implementation of Grainger's strategy as to operational, financial, regulatory and environmental, social and governance (ESG) matters.

The Board has a robust annual strategic planning process during which key elements of our business and financial plans, strategies and near-term and long-term initiatives are developed and reviewed. This process culminates with a full-day Board session with our senior leadership team to review Grainger's overall strategy, opportunities, challenges and capabilities. The annual strategy process also helps shape the strategic content presented in our communications with the investment community. In addition to business strategy, the Board reviews Grainger's short-term and long-term financial plans, which serve as the basis for the annual operating and capital plans for the upcoming year. The Board evaluates progress made as well as related challenges and risks with respect to our strategy and plans throughout the year. In addition, through its Committees, the Board oversees Grainger's approach to ESG.

The COVID-19 Pandemic

As part of the Board's strategic guidance and oversight, it has engaged with management to make sure the Company is able to successfully adjust to changing environments during the COVID-19 pandemic. Throughout the pandemic, Grainger has been an essential business supporting hospitals, governments, first responders, food manufacturers, distribution companies and other customers who depend on our products and services to combat the virus on the front lines and keep their businesses up and running. The Board has closely monitored and helped ensure that Grainger's management processes and financial resources have been effectively deployed to fulfill our purpose—"We Keep the World Working"—and to remain the go-to-partner for people who build and run safe, sustainable and productive operations. With health as the primary focus, we established three priorities during this challenge:

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  first, continuing to serve our customers well;

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  second, supporting team members by providing a safe environment and job continuity; and

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  third, preserving a strong financial and liquidity position to execute business plans and remain positioned to succeed beyond this pandemic.

Board Actions

The Board believes that a diverse, experienced and vibrant board significantly contributes to the broad-based thinking needed to reach the sound decisions that drive shareholder value and helps ensure that the Board is prepared to help the Company meet both current challenges and future needs. The 2021 Board slate consists of 13 Director nominees of varying experience and background, including five non-employee Directors newly appointed since July 2014 and one new independent nominee, Katherine D. Jaspon (the New Nominee). These additions to the Board demonstrate its commitment to gaining the benefits of different perspectives and diversity.

Proxy Statement         1

Corporate Governance

The Board's various experiences and viewpoints benefit the Company most when they are aligned with our global business needs, reflective of our strong corporate governance practices and consistent with our ESG goals. As a result of the Board's ongoing refreshment efforts, we have added Directors with expertise in the technology and digital space as well as in leading ESG initiatives for a global business. Our five newest non-employee Directors, Rodney C. Adkins, Beatriz R. Perez, Susan Slavik Williams, Lucas E. Watson and Steven A. White, and Katherine D. Jaspon as the New Nominee, bring valuable perspectives and experiences in addition to enhancing the diversity of our Board.

Corporate Culture: The Grainger Edge

The Board strongly believes that the Company's culture must be strongly aligned with business strategy to create value. To that end, the Board is actively engaged with senior management in cultivating Grainger's culture. The Board believes that a purpose-driven culture has been an asset of the Company that creates a sustainable competitive advantage. Building on the Company's strong foundation while evolving a framework to address future challenges is critical to Grainger's continued success.

In 2019, the Company introduced the Grainger Edge, a new strategic framework that defines who Grainger is, why Grainger exists, and how team members work together to achieve Grainger's objectives.

The Grainger Edge includes a set of principles that defines the behaviors expected from team members as they work with each other, customers and suppliers. They support the Company's commitment to having an inclusive culture where all team members operate with the highest ethics in and outside of the Company's industry. The Board fully endorses these principles and believes that alignment to them creates value for shareholders.

The Grainger Edge also is the foundational structure for the Company's business strategy, which is to consistently gain share through two distinct business models that allow it to leverage its scale and supply chain to support customers with different needs.

2         www.grainger.com

Corporate Governance

The Company's pay for performance compensation philosophy aligns with the Grainger Edge and helps further the Company's strategy and long-term value creation.

The Board is committed to helping the Company make the Grainger Edge a successful foundational framework for Grainger and its employees as the Company works to consistently serve customers and gain share. The Board understands that top talent is necessary to achieve these goals and supports the Company's commitment to providing employees with resources designed to help them succeed. Grainger's culture and principles advance the Board's priority of ensuring that the Company attracts, retains, motivates and develops top diverse talent across the Company. The Board routinely conducts in-depth reviews of senior leaders and their development. This engagement gives the Board insight into the Company's talent and succession plans.

The Board believes a culture of ethical behavior is essential to meeting the Company's goals and has adopted Business Conduct Guidelines that use plain language to make expectations more understandable and encourage a "speak up" culture for early issue identification. The Business Conduct Guidelines apply to all Directors, officers and employees.

Delivering business results and creating a sustainable business that does the right thing has guided the Company for more than 90 years. The continuing commitment to these objectives is seen in the Company's ESG initiatives. The Board believes that a thoughtfully articulated ESG approach can help build resilient processes, keep employees more engaged and enable quicker decision-making. Our commitment to ESG has served us well in the COVID-19 pandemic. Safety has been one of our key guiding pillars, and the investments we have made over time in building a sustainable supply chain have allowed us to continue to serve our customers well. Please see the section Environmental, Social and Governance / page 30.

Proxy Statement         3

Corporate Governance

Collectively, the activities of the Board and its Committees in reviewing strategy, ESG, culture, talent and ethical behavior enable Grainger to help millions of customers worldwide keep their operations running and their people safe.

Corporate Governance Practices

Grainger has a history of strong corporate governance. A key priority of the Board is to set the "tone at the top." This is reflected in the Board's commitment to governance policies and practices that serve the interests of the Company and its shareholders. Key aspects include:

Operating Principles of the Board of Directors

The Board recognizes that defining its role is an evolving process and has established Operating Principles for the Board of Directors (the Operating Principles) that provide a general framework to assist the Board in fulfilling its duties and responsibilities. Each year, the Board reviews and revises the Operating Principles, as appropriate, to address emerging needs and practices. The Operating Principles are available under "Governance" in the Investor Relations section of our website at http://invest.grainger.com/.

DIRECTOR INDEPENDENCE

Our Board of Directors is committed to excellence in its governance practices, including director independence and Board composition. Of our current Director nominees, 12 of 13 Director nominees are independent. The Board has adopted "categorical standards" to assist it in making independence determinations of Director nominees. The categorical standards are intended to help the Board

4         www.grainger.com

Corporate Governance

determine, for example, whether certain relationships between nominees and Grainger are "material relationships" for purposes of the New York Stock Exchange (NYSE) independence standards. The categorical standards adopted by the Board have more restrictive thresholds than the NYSE's bright line revenue test for independence. The categorical standards adopted by the Board are set forth in Appendix A to this proxy statement and are also available under "Governance" in the Investor Relations section of our website at http://invest.grainger.com/.

The Board considered a variety of factors, including any related party transactions, in assessing the independence of our Directors and the New Nominee against the NYSE's independence standards and Grainger's categorical standards. The Board also considered ordinary course business transactions and charitable donations by the Company where a Director or the New Nominee serves as an officer and/or a board member. The Board has made an affirmative determination that all 11 of our non-employee Directors and the New Nominee have no direct or indirect material relationship with Grainger within the meaning of the NYSE independence standards and Grainger's categorical standards and, accordingly, meet the applicable requirements for "independence" set forth in the NYSE's listing standards.

BOARD QUALIFICATIONS, ATTRIBUTES, SKILLS AND BACKGROUND

We determined that the Board's various experiences and viewpoints benefit us most when they are aligned with our global business needs, our strong corporate governance practices and our ESG goals. As a result of the Board's ongoing refreshment efforts, in recent years, we added Directors with expertise in technology, digital commerce and ESG. Four of our newest Directors, Rodney C. Adkins, Beatriz R. Perez, Susan Slavik Williams and Steven A. White, and the New Nominee, Katherine D. Jaspon, also enhance the diversity of our Board in addition to bringing their valuable perspectives and experiences.

The Board's varied perspectives support our business as a broad line, business-to-business distributor of maintenance, repair and operating (MRO) products and services with 2020 sales of approximately $11.8 billion. Grainger operates through its distribution centers, eCommerce platform, contact centers, branches and sales and service representatives with approximately 23,100 employees primarily in North America, Japan and Europe. Approximately 5,000 suppliers provide Grainger with approximately 1.5 million products stocked in Grainger's distribution centers and branches worldwide. Approximately 5 million customers worldwide rely on Grainger.

The following table highlights specific experience, qualifications, attributes, skills, and background information that the Board considered for each Director nominee. A particular Director nominee may possess additional experience, qualifications, attributes, or skills, even if not indicated below.

Proxy Statement         5

Corporate Governance

Director Nominee Qualifications, Attributes, Skills and Background Matrix

Director Nominee Qualifications, Attributes and Skills

Operational/Strategy
Experience developing and implementing operating plans and business strategy	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Supply Chain/Logistics
Experience in supply chain management encompassing the planning and management of all activities involved in sourcing and procurement, conversion, and all logistics management activities	✓	✓			✓	✓	✓		✓			✓	✓
Marketing/Sales & Brand Management
Experience managing a marketing/sales function, and in increasing the perceived value of a product line or brand over time in the market	✓				✓	✓	✓	✓	✓	✓	✓	✓	✓
International
Experience overseeing a complex global organization	✓				✓	✓		✓	✓	✓		✓
Real Estate
Experience overseeing complex real estate matters that are integral to a business	✓	✓		✓					✓		✓		✓
Finance/Capital Allocation
Knowledge of finance or financial reporting; experience with debt and capital market transactions and/or mergers and acquisitions	✓	✓	✓	✓	✓	✓	✓		✓	✓	✓	✓	✓
Public Company/Leadership
"C-Suite" experience with a public company and/or leadership experience as a division president or functional leader within a complex organization	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

6         www.grainger.com

Corporate Governance

Director Nominee Qualifications, Attributes and Skills

Corporate Governance/Public Company Experience
Experience serving as a public company director; demonstrated understanding of current corporate governance standards and best practices in public companies	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Risk Assessment & Risk Management
Experience overseeing complex risk management matters	✓	✓	✓	✓	✓	✓	✓			✓	✓		✓
Government/Public Policy
Experience overseeing complex regulatory matters that are integral to a business	✓				✓	✓		✓	✓	✓		✓	✓
Digital/eCommerce
Experience implementing digital and omni-channel strategies and/or operating an eCommerce business	✓		✓		✓	✓		✓				✓	✓
Technology/Cybersecurity
Experience implementing technology strategies and managing/mitigating cybersecurity risks	✓					✓	✓			✓		✓	✓
Human Resources/Compensation
Experience managing a human resources/compensation function; experience with executive compensation and broad-based incentive planning	✓	✓		✓	✓	✓	✓	✓	✓	✓	✓		✓
Business Ethics Track record of integrity, uncompromising moral principles and strength of character	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Environmental, Social and Governance (ESG)
Informed on company issues related to ESG while monitoring emerging issues potentially affecting the reputation of the business	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Proxy Statement         7

Corporate Governance

Director Nominee Qualifications, Attributes and Skills

Director Nominee Tenure, Gender, Age and Race/Ethnicity

Board Tenure
Years	7	22	15	0	15	4	22	4	15	11	1	3	<1
Gender
Male	✓	✓			✓	✓	✓		✓	✓		✓	✓
Female			✓	✓				✓			✓
Age
Years Old	62	70	70	44	68	53	66	51	70	59	52	50	60
Race/Ethnicity
African American/Black	✓	✓											✓
Asian, Hawaiian, or Pacific Islander
Caucasian /White			✓	✓	✓	✓	✓		✓	✓	✓	✓
Hispanic/Latino								✓
Native American
Other

The following age, Board tenure, gender and race/ethnicity information of the Board nominees is current as of March 18, 2021:

Board Refreshment Process

The Board believes that a fully engaged Board is a strategic asset of the Company, and fresh viewpoints and perspectives are important for informed decision-making. At the same time, the Company believes that Directors develop a deeper understanding of the Company over time, which provides significant shareholder value, and that year-over-year Director continuity is beneficial to shareholders.

The Board plans for vacancies well before they arise and periodically evaluates whether its Directors collectively have the right mix of experience, qualifications, attributes, skills, backgrounds and diverse viewpoints necessary for it to be a good steward for the Company's shareholders. The results of these evaluations are used to identify desirable skill sets for potential Board nominees and to screen Director candidates. The Board codified this skills matrix evaluation practice into the charter of the Board Affairs and Nominating Committee of the Board (the BANC) in 2017.

8         www.grainger.com

Corporate Governance

In planning for Board refreshment and Director succession, the BANC periodically considers potential Director candidates. As a result of these ongoing reviews, in the last four years, four new independent Directors have been elected.

The Board has established principles for selecting directors in the Company's Criteria for Membership on the Board of Directors (the Criteria). The Criteria list the various factors that the BANC should consider in reviewing candidates for the Board. For example, the Criteria ensures turnover by generally prescribing a retirement age of 72 for non-employee Director candidates. Within the last five years, two of our Directors did not stand for re-election based on retirement age.

Board Tenure

As a group, the average Board tenure of the 2021 nominees for election to Grainger's Board of Directors is approximately nine years, with 46% of the non-employee nominees having tenure of less than five years. See Board Qualifications, Attributes, Skills and Background / pages 5-8 of this proxy statement for a matrix reflecting tenure for each nominee.

Board Diversity—Rooney Rule

In addition to stating the desired relevant business experience, qualifications, attributes and skills for Directors, the Board's Criteria also enumerate personal characteristics that should be considered, including reputation for ethics and integrity, common sense and judgment, independent and objective thought, and respect for diverse opinions.

Regarding diversity, the Criteria specify that consideration will be given to candidates without regard to race, color, religion, gender or national origin. To ensure that the Board benefits from diverse perspectives, it proactively seeks qualified nominees from a variety of backgrounds, including candidates of gender, age, and racial diversity. We have established a long-standing relationship with Russell Reynolds Associates, Inc., a nationally recognized third-party search firm, that has assisted us over the years in identifying potential new Directors. In any retained search for Board candidates, the Board seeks candidates with gender and racial diversity and will only consider and interview slates that include both gender and racially diverse candidates.

ATTENDANCE OF DIRECTORS AT MEETINGS

As set forth in the Operating Principles, Grainger expects all Directors to attend the annual meeting of shareholders, Board and Committee meetings, and to spend the time needed to properly discharge their duties. All Directors attended the 2020 virtual annual meeting. In addition, during 2020, no Director attended fewer than 75% of the total number of meetings of the Board and of the Committees on which he or she served.

ANNUAL ELECTION OF DIRECTORS

Grainger's Directors are elected for a one-year term each year at the annual meeting of shareholders. Thirteen Director nominees, 12 current Board members and the New Nominee, have been nominated by the Board for election. Each nominee will, therefore, serve until the 2022 annual meeting of shareholders if elected.

As required under Illinois law, majority voting and cumulative voting apply to all Director elections. Under our majority voting standard, Directors are elected by vote of a majority of the shares of

Proxy Statement         9

Corporate Governance

Grainger common stock present or represented by proxy and entitled to vote at the annual meeting. Under cumulative voting, shareholders have the right to cumulate their votes in the election of Directors. This means that shareholders have a number of votes in the election equal to the number of shares owned multiplied by the number of Directors being elected. Shareholders may cast those votes for the nominees as they choose. For example, all votes may be cast for one nominee, or may be apportioned among two or more nominees. For all other matters beside the election of Directors, each share is entitled to one vote.

A shareholder directing to withhold authority for re-election of a Director will have the same effect as votes against the election of that Director. Assuming a quorum is present, broker non-votes will not affect the outcome of the vote. If any of the nominees for Director mentioned below should be unavailable for election, a circumstance that is not expected, the person or persons voting your proxy may exercise discretion to vote for a substitute nominee selected by the Board.

CANDIDATES FOR BOARD MEMBERSHIP

The BANC recommends to the Board candidates for Board membership.

Before recommending candidates to the Board, the BANC reviews the results of the annual Board evaluation process and its skills matrix in determining the desired skill set for potential new candidates. The BANC then determines the preferred qualities and characteristics for potential Board nominees by periodically evaluating whether the Board members collectively have the right mix of experience, qualifications, attributes, skills, backgrounds and diverse viewpoints necessary for the Board to be a good steward for the Company's shareholders.

The BANC screens Board candidates based on a number of criteria, including ethical standards, judgment, independence and objectivity, strategic perspective, record of accomplishment, business knowledge, experience applicable to Grainger's goals, and diversity.

The BANC is assisted with its evaluation, recruitment and screening efforts by our nationally recognized third-party search firm, which helps identify candidates that satisfy the Board's criteria. In addition to Board candidates recommended by the BANC, suggestions as to nominees are received from employees, search firms, shareholders, and others.

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Corporate Governance

The proxy access provisions of our By-laws permit a qualifying shareholder or group of up to 20 qualifying shareholders who have maintained continuous qualifying ownership of 3% or more of our outstanding common stock for at least the previous three years to nominate and include in our proxy materials qualifying Director nominees constituting up to the greater of two Directors or 20% of the Directors then serving on the Board at the time of the nomination, presuming that the shareholder(s) and nominee(s) satisfy the requirements specified in our By-laws.

Any shareholder who would like the BANC to consider a candidate for Board membership should send a letter of recommendation containing the name and address of the proposing shareholder and of the proposed candidate and setting forth the business, professional and educational background of the proposed candidate, as well as a description of any agreement or relationship between the proposing shareholder and proposed candidate. A written consent of the proposed candidate to be identified as a nominee and to serve as a Director if elected must also be provided. The communication should be sent by mail or other delivery service to the attention of the Corporate Secretary at Grainger's headquarters. See Questions and Answers / pages 84-88 of this proxy statement for more information.

DIRECTOR NOMINEES' EXPERIENCE AND QUALIFICATIONS

The nominees have provided the following information about themselves, including their ages as of March 18, 2021, and his or her relevant background, including experience for at least the past five years. Grainger's nominees have varied experience, qualifications, attributes, skills, and backgrounds that assist them in providing guidance and oversight to Grainger's management.

The Board has identified experience, qualifications, attributes, skills, and backgrounds that, in light of Grainger's business, structure and challenges, are relevant to service on the Board of Directors. The Board considers nominees who have demonstrated integrity and accomplishment in their business and professional careers and who possess the necessary experience and background to contribute to the Board and Grainger. In addition, the nominees have engaged in continuing education and other programs to remain current in their particular areas of expertise, to further their understanding of corporate governance, and in other matters relevant to Grainger.

The Board believes each of the current nominees qualifies for service on the Board of Directors. Moreover, each of the current nominees has significant leadership experience in large, multifaceted organizations. This leadership experience includes developing and executing corporate strategy, overseeing operations, and managing risks in organizations similar in size or complexity to Grainger.

The summaries provided below are not a comprehensive statement of each nominee's background, but are provided to describe the primary experience, qualifications, attributes, skills, and background that led the Board to nominate each individual.

Proxy Statement         11

Corporate Governance

Rodney C. Adkins

Former Senior Vice President of IBM; President of 3RAM Group LLC

Independent Director

Age: 62

Years on Grainger's Board: 6

Director Since: 2014

Grainger Board Committees:

BANC

Chair, CCOB

Qualifications, Attributes and Skills

•

Operational/Strategy

•

Supply Chain/Logistics

•

Marketing/Sales & Brand Management

•

International

•

Real Estate

•

Finance/Capital Allocation

•

Public Company/Leadership

•

Corporate Governance/Public Company Experience

•

Risk Assessment & Risk Management

•

Government/Public Policy

•

Digital/eCommerce

•

Technology/Cybersecurity

•

Human Resources/Compensation

•

Business Ethics

•

Environmental, Social and Governance (ESG)

Other Current Public Company Boards

•

Avnet, Inc. (Chairman of the Board; compensation committee; corporate governance committee)

•

PayPal Holdings, Inc. (audit committee; risk and compliance committee; corporate governance and nominating committee)

•

United Parcel Service, Inc. (Chair, risk committee; compensation committee)

Prior Public Company Boards

•

PPL Corporation (2014-2019) (audit committee; finance committee)

•

Pitney Bowes Inc. (2007-2013) (audit committee; executive compensation committee)

Business and Other Experience

•

3RAM Group LLC (2015-present), a privately held company specializing in capital investments, business consulting services and property management, where Mr. Adkins serves as President.

•

International Business Machines Corporation (IBM), a globally integrated technology and consulting company, where Mr. Adkins held numerous development and management roles, including Senior Vice President of Corporate Strategy (2013-2014); Senior Vice President of Systems and Technology Group (2009-2013); Senior Vice President of Development & Manufacturing (2007-2009); and Vice President of Development of IBM Systems and Technology Group (2003-2007).

Mr. Adkins served as a Senior Vice President at IBM, where he held various senior roles, including heading Corporate Strategy. Over the course of his 30-year career with IBM, he developed a broad range of experience, including extensive experience in emerging technologies, global business operations, product development, and brand management. He also gained significant experience managing and understanding corporate finance, financial statements and accounting through his many operational roles with IBM.

Additionally, Mr. Adkins managed IBM's supply chain and procurement, giving him direct insight into global trade and supply chains, and the role of distributors in those efforts.

Mr. Adkins has extensive experience in corporate governance matters, is a recognized leader in technology and technology strategy, and serves as a director of other publicly traded companies with additional responsibilities, including one board chairmanship, and two compensation committee and one audit committee assignments.

12         www.grainger.com

Corporate Governance

Brian P. Anderson

Former Chief Financial Officer of OfficeMax Incorporated and Baxter International Inc.

Independent Director

Age: 70

Years on Grainger's Board: 22

Director Since: 1999

Grainger Board Committees:

Audit

BANC

Qualifications, Attributes and Skills

•

Operational/Strategy

•

Supply Chain/Logistics

•

Real Estate

•

Finance/Capital Allocation

•

Public Company/Leadership

•

Corporate Governance/Public Company Experience

•

Risk Assessment & Risk Management

•

Human Resources/Compensation

•

Business Ethics

•

Environmental, Social and Governance (ESG)

Other Current Public Company Boards

•

Pulte Group, Inc. (audit committee; finance and investment committee; nominating and governance committee; former Chair, audit committee)

•

Stericycle, Inc. (Chair, audit committee)

Prior Public Company Boards

•

A.M. Castle & Co. (2005-2016) (Chairman of the Board; Chair, audit committee)

•

James Hardie Industries plc (2006-2020) (Chair, audit committee; remuneration committee)

Business and Other Experience

•

OfficeMax Incorporated (2004-2005), a distributor of business to business and retail office products, where Mr. Anderson served as Senior Vice President and Chief Financial Officer.

•

Baxter International Inc. (1991-2004), a global diversified medical products and services company, where he held various roles, including Senior Vice President and Chief Financial Officer (1998-2004); Vice President, Finance (1997-1998); Corporate Controller (1993-1997); and Vice President, Corporate Audit (1991-1993).

•

Deloitte LLP (formerly, Deloitte & Touche LLP) (1976-1991), a global professional services firm, where Mr. Anderson served as Audit Partner, for several years.

Mr. Anderson served as the Chief Financial Officer of two large, multinational companies: OfficeMax Incorporated and Baxter International Inc. In the course of his career, he also held various finance positions, including Corporate Controller and Vice President of Audit at Baxter, and spent 15 years at an international public accounting firm, including as an Audit Partner.

As a result, Mr. Anderson has in-depth knowledge of accounting and finance, including in the preparation and review of complex financial reporting statements, as well as experience in risk management and risk assessment and the application of the Committee of Sponsoring Organizations of the Treadway Commission internal controls framework.

Mr. Anderson also has extensive experience sitting on and chairing the audit committees of public companies. He also brings to the Board meaningful experience based on his service as the Company's former Lead Director and former Chairman of the Board of A.M. Castle & Co., as well as his service as a Governing Board Member at the Center for Audit Quality. Mr. Anderson is an audit committee financial expert for purposes of the SEC's rules.

V. Ann Hailey

Former Executive Vice President and Chief Financial Officer of L Brands, Inc. (formerly, Limited Brands, Inc.)

Independent Director

Age: 70

Years on Grainger's Board: 15

Director Since: 2006

Grainger Board Committees:

Chair, Audit

BANC

Qualifications, Attributes and Skills

•

Operational/Strategy

•

Finance/Capital Allocation

•

Public Company/Leadership

•

Corporate Governance/Public Company Experience

•

Risk Assessment & Risk Management

•

Digital/eCommerce

•

Business Ethics

•

Environmental, Social and Governance (ESG)

Other Current Public Company Boards

•

Realogy Holdings Corp. (Chair, audit committee; nominating and corporate governance committee)

Prior Public Company Boards

•

TD Ameritrade Holdings, Inc. (2016-2020) (audit committee; risk committee; outside independent director's committee)

•

Avon Products, Inc. (2008-2016) (audit committee; finance committee)

•

L Brands,  Inc. (formerly, Limited Brands, Inc.) (2001-2006)

Business and Other Experience

•

Famous Yard Sale, Inc. (2012-2014), an online marketplace, where Ms. Hailey served as President, Chief Executive Officer and Chief Financial Officer.

•

Gilt Groupe, Inc. (2009-2010), an online shopping and lifestyle company, where Ms. Hailey served as Chief Financial Officer.

•

L Brands, Inc., a retail apparel, personal care and beauty products company, where Ms. Hailey served as Executive Vice President and Chief Financial Officer (1997-2006); Executive Vice President, Corporate Development (2006-2007); and as a board member (2001-2006).

•

Federal Reserve Bank of Cleveland (2004-2009) (audit committee)

•

PepsiCo,  Inc. (1977-1990), a global food and beverage company, where Ms. Hailey served in various leadership roles, including Vice President, Headquarters Finance, Pepsi Cola Company; and Vice President, Finance and Chief Financial Officer of Pepsi Cola Fountain Beverage and USA Divisions, as well as holding positions in the marketing and human resources functions.

•

Pillsbury Company (1994-1997), a manufacturer and marketer of branded consumer foods.

•

RJR Nabisco Foods, Inc. (1992-1994), a diversified manufacturer of consumer products.

Ms. Hailey has spent her career in consumer businesses and brings key financial and operations experience to the Company. In particular, Ms. Hailey possesses broad expertise in finance, strategic planning, branding and marketing, retailing, and sales and distribution on a global scale. Ms. Hailey's positions as chief financial officer, her current and prior service as audit committee chair at other companies and the Cleveland Federal Reserve Bank, and her accounting and financial knowledge provide significant expertise to the Board, including an understanding of financial statements, accounting and internal controls, corporate finance and capital markets. Through her experiences at Gilt Groupe and Famous Yard Sale, Ms. Hailey has experience in internet site development and selling as well as new venture management and funding. Ms. Hailey is an audit committee financial expert for purposes of the SEC's rules.

Proxy Statement         13

Corporate Governance

Katherine D. Jaspon Chief Financial Officer, Dunkin' & Baskin Robbins at Inspire Brands Director Nominee Age: 44 Director Since: New Nominee	Qualifications, Attributes and Skills

•

Operational/Strategy

•

Real Estate

•

Finance/Capital Allocation

•

Public Company/Leadership

•

Corporate Governance/Public Company Experience

•

Risk Assessment & Risk Management

•

Human Resources/Compensation

•

Business Ethics

•

Environmental, Social and Governance (ESG)

Business and Other Experience

•

Dunkin' & Baskin Robbins at Inspire Brands, formerly known as Dunkin' Brands Group, Inc. (2005-present), a quick service restaurant franchisor (Dunkin' Brands), where Ms. Jaspon has held various roles, including Senior Vice President, Chief Financial Officer (2017-present), Vice President, Finance and Treasury (2014-2017), Vice President, Controller and Corporate Treasurer (2010-2014), and Director, Assistant Controller (2005-2010). In December 2020, Dunkin' Brands was acquired by Inspire Brands.

•

KPMG LLP (1997-2005), a global audit, tax and advisory services firm, where Ms. Jaspon held various roles, including Senior Manager.

Ms. Jaspon is currently the Chief Financial Officer of Dunkin' Brands, a global company with approximately 20,000 restaurants in 65 countries generating approximately $12 billion in sales. From 2011 to 2020, Dunkin' Brands was publicly traded on Nasdaq until it was acquired by Inspire Brands in December 2020. Ms. Jaspon is responsible for the global financial planning and analysis, accounting, financial reporting, business analytics, tax, debt and cash management, enterprise risk management, electronic payments, insurance and demand planning functions for the domestic and international Dunkin' and Baskin-Robbins businesses, functions she had previously been responsible for when Dunkin' Brands was publicly traded. She has led Dunkin' Brands through a number of transactions, from its initial public offering to its recent going private transaction, including various equity offerings, securitizations and numerous other debt transactions, the divestiture of a brand and several system implementations. Previously, she served as an auditor at KPMG LLP for nearly nine years, including as Senior Manager.

Ms. Jaspon is a certified public accountant and an audit committee financial expert for purposes of the SEC's rules. In addition, Ms. Jaspon is a former director and audit committee chair of MOD Super Fast Pizza LLC and also serves on various non-profit boards.

Stuart L. Levenick

Former Group President of Caterpillar Inc.

Independent Director

Lead Director

Age: 68

Years on Grainger's Board: 15

Director Since: 2005

Lead Director Since: 2014

Grainger Board Committees:

Audit

Chair, BANC

Qualifications, Attributes and Skills

•

Operational/Strategy

•

Supply Chain/Logistics

•

Marketing/Sales & Brand Management

•

International

•

Finance/Capital Allocation

•

Public Company/Leadership

•

Corporate Governance/Public Company Experience

•

Risk Assessment & Risk Management

•

Government/Public Policy

•

Digital/eCommerce

•

Human Resources/Compensation

•

Business Ethics

•

Environmental, Social and Governance (ESG)

Other Current Public Company Boards

•

Finning International Inc. (since 2016) (Chair, audit committee; corporate governance committee)

•

Entergy Corporation (since 2005) (lead director (since May 2016); corporate governance committee; executive committee; nuclear committee)

Business and Other Experience

•

Caterpillar Inc., a multinational manufacturer of construction and mining equipment, where Mr. Levenick held various leadership roles, including Group President, Customer & Dealer Support (2004-2015);

•

Executive Office Member (2004-2015); Group President of Caterpillar Inc. (2004-2014); Vice President, Caterpillar Inc. and Chairman of Shin Caterpillar Mitsubishi Ltd. (2000-2004); and Vice President, Asia Pacific Division (2001-2004). Prior to 2000, he held various senior positions with Caterpillar in North America, Asia, and Europe.

Mr. Levenick served as a Group President of Caterpillar Inc., leading several divisions for 10 years as part of a 37-year career at the company, in various leadership roles, including as the senior executive of Caterpillar's former joint venture with Mitsubishi in Japan. He has extensive international operations experience as a result of positions outside of the United States in Japan, Singapore, Russia and other countries for more than 20 years. During his career at Caterpillar, Mr. Levenick held leadership roles with operational responsibility for supply chain and logistics, engineering and design, manufacturing, global parts and product support, and global dealer and marketing functions. In addition, he led Caterpillar's global human resources and global purchasing functions.

Mr. Levenick also has experience sitting on and chairing the audit and finance committees of other public companies and brings a broad range of experience to the Board based on his service as the lead director of Entergy Corporation. In addition, Mr. Levenick is a former chairman and director of the Association of Equipment Manufacturers and is a director of the University of Illinois Foundation. He also served as a director of the U.S./Japan Business Council, the U.S./China Business Council, the U.S./Russia Business Council, and as executive director of the U.S. Chamber of Commerce.

14         www.grainger.com

Corporate Governance

D.G. Macpherson Chairman of the Board and Chief Executive Officer of W.W. Grainger, Inc. Chairman of the Board Age: 53 Years on Grainger's Board: 4 Director Since: 2016	Qualifications, Attributes and Skills

•

Operational/Strategy

•

Supply Chain/Logistics

•

Marketing/Sales & Brand Management

•

International

•

Finance/Capital Allocation

•

Public Company/Leadership

•

Corporate Governance/Public Company Experience

•

Risk Assessment & Risk Management

•

Government/Public Policy

•

Digital/eCommerce

•

Technology/Cybersecurity

•

Human Resources/Compensation

•

Business Ethics

•

Environmental, Social and Governance (ESG)

Other Current Public Company Boards

•

International Paper Company (governance committee; public policy and environment committee)

Business and Other Experience

•

Chairman of the Board of Directors of the Company, a position assumed in October 2017, and Chief Executive Officer of the Company, a position assumed in October 2016, at which time Mr. Macpherson was also appointed to the Board of Directors.

•

Previously, Mr. Macpherson held numerous senior management roles at the Company, including Chief Operating Officer (2015-2016); Senior Vice President and Group President, Global Supply Chain and International (2013-2015); Senior Vice President and President, Global Supply Chain and Corporate Strategy (2012-2013); and Senior Vice President, Global Supply Chain (2008-2012).

•

The Boston Consulting Group, Partner and Managing Director (2002-2008).

Mr. Macpherson has served Grainger in many capacities over his more than 12 years with the Company, including developing Company strategy, overseeing the launch of Grainger's U.S. endless assortment business, Zoro Tools, Inc., building the Company's supply chain capabilities globally and realigning the U.S. business to create greater value for customers of all sizes. Mr. Macpherson also has extensive experience in strategic planning, development and execution. Mr. Macpherson joined Grainger in 2008 after working closely with Grainger for six years as a partner and managing director at The Boston Consulting Group, a global management consulting firm, where he was a member of the Industrial Goods Leadership Team. Mr. Macpherson also has experience in corporate governance matters and serves as a director of another publicly traded company with additional committee responsibilities.

Neil S. Novich

Former Chairman of the Board, President and Chief Executive Officer of Ryerson Inc.

Independent Director

Age: 66

Years on Grainger's Board: 22

Director Since: 1999

Grainger Board Committees:

Audit

BANC

Qualifications, Attributes and Skills

•

Operational/Strategy

•

Supply Chain/Logistics

•

Marketing/Sales & Brand Management

•

Finance/Capital Allocation

•

Public Company/Leadership

•

Corporate Governance/Public Company Experience

•

Risk Assessment & Risk Management

•

Technology/Cybersecurity

•

Human Resources/Compensation

•

Business Ethics

•

Environmental, Social and Governance (ESG)

Other Current Public Company Boards

•

Beacon Roofing Supply, Inc. (Chair, compensation committee; former Chair, audit committee)

•

Hillenbrand, Inc. (Chair, audit committee; mergers and acquisitions committee; nominating and corporate governance committee; former Chair, compensation committee)

Prior Public Company Boards

•

Analog Devices,  Inc. (2008-2020) (audit committee; former Chair, compensation committee)

•

Ryerson Inc., Chairman of the Board (1999-2007)

Business and Other Experience

•

Ryerson, Inc. (1994-2007), a global metal distributor and fabricator, where Mr. Novich joined in 1994 as Chief Operating Officer, was named President and CEO in 1996, and was additionally appointed Chairman in 1999. He remained Chairman and CEO until 2007, when the company was sold.

•

Bain & Company (1981-1994), an international management consulting firm, where Mr. Novich spent several years as a partner and led the firm's Distribution and Logistics Practice.

Mr. Novich served as the Chairman of the Board, President and Chief Executive Officer of a global public company where he was deeply engaged in its distribution operations on a domestic and international basis, and also on leadership development and human resources functions. He also spent 13 years with a major management consulting firm, where he was a partner and led the firm's Distribution and Logistics Practice. As a result, Mr. Novich has in-depth operational experience in supply chain, distribution and logistics and experience in developing strategy across a variety of industries.

Mr. Novich also has extensive experience in corporate governance matters and serves as a director of other publicly traded companies with additional responsibilities, including one audit committee chairmanship, one compensation committee chairmanship, and service on various board committees. Mr. Novich is an audit committee financial expert for purposes of the SEC's rules.

Mr. Novich is a trustee of the Field Museum of Natural History and a Member of the Dean's Council to the Physical Sciences Division of the University of Chicago.

Proxy Statement         15

Corporate Governance

Beatriz R. Perez

Senior Vice President and Chief Communications, Sustainability and Strategic Partnerships Officer of The Coca-Cola Company

Independent Director

Age: 51

Years on Grainger's Board: 4

Director Since: 2017

Grainger Board Committees:

BANC

CCOB

Qualifications, Attributes and Skills

•

Operational/Strategy

•

Marketing/Sales & Brand Management

•

International

•

Public Company/Leadership

•

Corporate Governance/Public Company Experience

•

Government/Public Policy

•

Digital/eCommerce

•

Human Resources/Compensation

•

Business Ethics

•

Environmental, Social and Governance (ESG)

Other Current Public Company Boards

•

Primerica, Inc. (compensation committee)

Prior Public Company Boards

•

HSBC North America Holdings, Inc. (2007-2014), the HSBC Finance Corporation (2008-2014), and the HSBC Bank Nevada, N.A. (2011-2013) (nominating and governance; risk & compliance committee; audit committee)

Business and Other Experience

•

The Coca-Cola Company (1996-present), a global beverage company, where prior to assuming her current position in March 2017, Ms. Perez held several leadership positions including as the company's first Chief Sustainability Officer (2011- 2017). Prior to that she held various roles of increasing responsibility at The Coca-Cola Company in the North America Operating Division, including Chief Marketing Officer, Senior Vice President Integrated Marketing, and multiple field operating roles.

Ms. Perez is a Senior Vice President and named executive officer of The Coca-Cola Company, a public multinational beverage company, where she leads an integrated team across public affairs and communications, sustainability and marketing assets to support the company's growth model and strategic initiatives. In this role, Ms. Perez aligns a diverse portfolio of work against critical business objectives to support brands, communities, consumers and partners worldwide. During her tenure of more than two decades at that company, she has held several leadership roles while garnering significant experience in marketing and sustainability programs.

Ms. Perez also has experience in corporate governance matters and serves as a director of another publicly traded company, with additional responsibilities, including a compensation committee assignment. Ms. Perez is a strong advocate for community service, serving on various non-profit boards, including The Coca-Cola Foundation.

Michael J. Roberts

Former Global President and Chief Operating Officer of McDonald's Corporation; Chief Executive Officer and founder of Westside Holdings LLC

Independent Director

Age: 70

Years on Grainger's Board: 15

Director Since: 2006

Grainger Board Committees:

BANC

CCOB

Qualifications, Attributes and Skills

•

Operational/Strategy

•

Supply Chain/Logistics

•

Marketing/Sales & Brand Management

•

International

•

Real Estate

•

Finance/Capital Allocation

•

Public Company/Leadership

•

Corporate Governance/Public Company Experience

•

Government/Public Policy

•

Human Resources/Compensation

•

Business Ethics

•

Environmental, Social and Governance (ESG)

Other Current Public Company Boards

•

CenturyLink,  Inc. (human resources and compensation committee; nominating and corporate governance committee)

Prior Public Company Boards

•

SP Plus Corporation (formerly, Standard Parking Corporation) (2010-2013) (audit committee; compensation committee; executive committee)

•

Qwest Communications International, Inc. (prior to its acquisition by CenturyLink) (2009-2011) (compensation and human resources committee)

Business and Other Experience

•

Westside Holdings LLC (2006-present), a marketing and brand development company, where Mr. Roberts is Chief Executive Officer and founder.

•

McDonald's Corporation (1997-2006), a global food service retailer, where Mr. Roberts held numerous leadership roles, including President and Chief Operating Officer (2004-2006); Chief Executive Officer, McDonald's USA (2004); President, McDonald's USA (2001-2004); and President, West Division, McDonald's USA (1997-2001).

Mr. Roberts served as President and Chief Operating Officer of McDonald's Corporation, a public, multinational corporation. In his nearly 30 years with the company, he held key executive roles, including President and Chief Executive Officer of McDonald's USA. In these capacities, he acquired extensive management, and profit and loss responsibilities. He was also responsible for marketing and branding experience, and the international operations of the company. In addition, Mr. Roberts has significant experience in human resources and corporate governance matters and serves as a director of another publicly traded company with additional responsibilities, including service on the human resources and compensation committee.

16         www.grainger.com

Corporate Governance

E. Scott Santi Chairman and Chief Executive Officer of Illinois Tool Works Inc. Independent Director Age: 59 Years on Grainger's Board: 11 Director Since: 2010 Grainger Board Committees: Audit BANC	Qualifications, Attributes and Skills

•

Operational/Strategy

•

Marketing/Sales & Brand Management

•

International

•

Finance/Capital Allocation

•

Public Company/Leadership

•

Corporate Governance/Public Company Experience

•

Risk Assessment & Risk Management

•

Government/Public Policy

•

Technology/Cybersecurity

•

Human Resources/Compensation

•

Business Ethics

•

Environmental, Social and Governance (ESG)

Other Current Public Company Boards

•

Illinois Tool Works Inc. (Chairman of the Board, 2015-present); director (2012-present)

Business and Other Experience

•

Illinois Tool Works Inc. (2004-present), a worldwide manufacturer of engineered components and systems, where Mr. Santi has served as Chief Executive Officer, since November 2012. Previously, Mr. Santi held various senior management roles with ITW, including Vice Chairman of ITW (2008-2012) and Executive Vice President (2004-2008).

Mr. Santi is the Chairman and Chief Executive Officer of ITW, a global public company. In the course of his more than 30 years with ITW, he has served in various management roles for ITW including positions requiring significant operational and financial responsibility. During his tenure he has had extensive international responsibility including operating responsibility for a business with annual international revenues of several billion dollars. Mr. Santi has significant experience with mergers and acquisitions and integrating acquired companies. He has also had significant strategic marketing responsibilities and human resource experience including compensation policy, leadership development and succession planning. Mr. Santi is an audit committee financial expert for purposes of the SEC's rules. In addition, Mr. Santi is the current Chairman of the board of directors of the Federal Reserve Bank of Chicago is Chairman of the Civic Committee of the Commercial Club of Chicago. He also serves as a trustee or director on various civic and nonprofit boards, including the boards of trustees of Northwestern University, the Museum of Science and Industry, Rush University Medical Center and the Art Institute of Chicago.

Susan Slavik Williams

President, Four Palms Ventures; Director, Mark IV Capital, Inc.; President, The Donald Slavik Family Foundation

Independent Director

Age: 52

Years on Grainger's Board: 11

Director Since: 2020

Grainger Board Committees:

BANC

CCOB

Qualifications, Attributes and Skills

•

Operational/Strategy

•

Marketing/Sales & Brand Management

•

Real Estate

•

Finance/Capital Allocation

•

Public Company/Leadership

•

Corporate Governance/Public Company Experience

•

Risk Assessment & Risk Management

•

Human Resources/Compensation

•

Business Ethics

•

Environmental, Social and Governance (ESG)

Business and Other Experience

•

Four Palms Ventures, a venture capital firm founded by Ms. Slavik Williams focused on investing in early stage agtech and other technology companies, where Ms. Slavik Williams serves as President (2019-present).

•

The Donald Slavik Family Foundation, a nonprofit organization supporting programs that preserve wildlife and the environment, where Ms. Slavik Williams presently serves as President and a member of its Board of Directors (1995-present).

•

Mark IV Capital, Inc., a private commercial real estate development and investment company, where Ms. Slavik Williams serves on its Board of Directors and presently chairs its compensation committee (1989-present).

•

Ernst & Young Consulting (now Capgemini), a global consulting and technology services company, where Ms. Slavik Williams was a Manager (1994-1998).

Ms. Slavik Williams is a private investor who has been a long-term significant shareholder of the Company as well as an entrepreneur and environmentalist. She has expansive knowledge in investments, financing, and real estate, including as a result of her 30 years of service on the board of directors of Mark IV Capital, Inc., where she presently chairs the compensation committee. She also has a deep understanding of environmental and social matters, working for 25 years as President and member of the board of directors of a foundation focused on wildlife preservation in the United States, Africa, South America, and Asia. Since 2017, Ms. Slavik Williams has served as a member of the board of directors of iSelect Fund, a venture capital investment firm. For 12 years, Ms. Slavik Williams was a director of the Saint Louis Zoo and currently serves on the conservation committee of its strategic planning group. As a longstanding significant shareholder of the Company, she possesses extensive knowledge of the Company's business, organization, and culture.

Proxy Statement         17

Corporate Governance

Lucas E. Watson Senior Vice President, Go To Market at Cruise LLC Independent Director Age: 50 Years on Grainger's Board: 3 Director Since: 2017 Grainger Board Committees: BANC CCOB	Qualifications, Attributes and Skills

•

Operational/Strategy

•

Supply Chain/Logistics

•

Marketing/Sales & Brand Management

•

International

•

Finance/Capital Allocation

•

Public Company/Leadership

•

Corporate Governance/Public Company Experience

•

Government/Public Policy

•

Digital/eCommerce

•

Technology/Cybersecurity

•

Business Ethics

•

Environmental, Social and Governance (ESG)

Business and Other Experience

•

Intuit, Inc. (2016-2018), a global provider of business and financial management solutions, where Mr. Watson served as an Executive Vice President and Chief Marketing and Sales Officer.

•

Google, Inc. (2011-2016), a global technology company, where Mr. Watson served as Vice President, Global Brand Solutions.

•

Procter & Gamble Company (1994-2011), a global consumer products company, where Mr. Watson served in various sales, marketing and digital business roles.

Mr. Watson is currently Senior Vice President, Go To Market at Cruise LLC, an autonomous vehicle technology company owned by General Motors company. Previously, he served as Executive Vice President and Chief Marketing and Sales Officer at Intuit, where he led the company's global sales and go-to-market efforts bringing Intuit's financial management solutions to market across a variety of channels while focusing on global brand expansion, market share growth and strengthening brand equity. As Vice President, Global Brand Solutions at Google, he led the company's brand advertising business, working with some of the world's leading companies to build stronger and more trusted brands. At Procter & Gamble, a global consumer products company, he served as a Digital Marketing executive and held a variety of other roles across the globe. While at P&G, Mr. Watson drove P&G's digital initiatives for 75 brands across 200 countries. During his tenure of more than two decades at these multinational public companies, Mr. Watson has held several leadership roles while acquiring a deep understanding of sales, marketing, technology and digital business.

18         www.grainger.com

Corporate Governance

Steven A. White President, Special Counsel to the CEO, Comcast Cable Independent Director Age: 60 Years on Grainger's Board: <1 Director Since: 2020 Grainger Board Committees: BANC CCOB	Qualifications, Attributes and Skills

•

Operational/Strategy

•

Supply Chain/Logistics

•

Marketing/Sales & Brand Management

•

Real Estate

•

Finance/Capital Allocation

•

Public Company/Leadership

•

Corporate Governance/Public Company Experience

•

Risk Assessment & Risk Management

•

Government/Public Policy

•

Digital/eCommerce

•

Technology/Cybersecurity

•

Human Resources/Compensation

•

Business Ethics

•

Environmental, Social and Governance (ESG)

Other Current Public Company Boards

•

Hormel Foods Corporation (compensation committee; governance committee)

•

Shaw Communications Inc. (human resources and compensation committee)

Business and Other Experience

•

Comcast Corporation, a global media and technology company, where prior to assuming his current position in December 2020, Mr. White held various roles, including President, Comcast West Division (2009-2020), Regional Senior Vice President, Comcast California (2007-2009), and Regional Senior Vice President, Comcast Mid-South Region (2002-2007).

•

AT&T Broadband, LLC, a leading provider of global telecommunications, media and technology services that merged with Comcast in 2002, where Mr. White was Senior Vice President from 2000 to 2002.

•

Regional Vice President of Tele-Communications, Inc., a cable television and telecommunications provider that merged with AT&T in 2000 (1997 to 2000).

•

Colgate-Palmolive Company, a global consumer products company, where Mr. White held various marketing positions (1991 to 1997).

Mr. White brings over 30 years of experience in eCommerce, sales, marketing, operations, and general management across multiple industries. Now in his 18th year at Comcast Corporation, a global public company, Mr. White has served in various senior management roles with significant operating and financial responsibility over a number of states, thousands of employees, millions of customers, and billions of dollars in revenue. Before his current role as President, Special Counsel to the CEO, Comcast Cable, Mr. White most recently served for 11 years as President, Comcast West. In that capacity, he was responsible for all Comcast cable operations in 13 states, leading nearly 28,000 employees, serving more than nine million customers, and driving annual revenue of nearly $17 billion. Prior to that, Mr. White was responsible for Comcast's operations in California. Before joining the cable industry, Mr. White held various positions at Colgate-Palmolive, including Marketing Director of Colgate-Palmolive's Toothbrush Products Division.

Mr. White also has experience in corporate governance matters and serves as a director of two other public companies, where he serves on various committees. Mr. White also serves on the board of directors of the Comcast Foundation and is a member of the Executive Leadership Council.

Proxy Statement         19

Corporate Governance

2020 BOARD MEETINGS AND COMMITTEE MEMBERSHIP

The Operating Principles provide for the Board's Committees and the process for selecting Committee leadership. The BANC's recommendations are considered by the Board following each annual meeting of shareholders. The Committees are appointed by the Board based on recommendations of the BANC. As required by each Committee's charter, all members of each Committee must be "independent" Directors.

Five meetings of the Board were held in 2020. Each Board meeting included at least one executive session, during which only independent Directors were present. In total, 18 Committee meetings were held in 2020. During each Committee meeting, Committee members met in closed session, without management present. The Committees report regularly to the full Board on their activities and actions.

The Board has delegated certain responsibilities and authority to its standing Committees, as described below.

   Chair      Member    LD Lead Director    FE Audit Committee Financial Expert as defined under SEC rules

(1)
Subject to election at the annual meeting, will be appointed to the Audit Committee and the Board Affairs and Nominating Committee.

Each Committee has a charter that it reviews annually and then makes recommendations to our Board for charter revisions that may be needed to reflect evolving best practices. Copies of each Committee charter are available under "Governance" in the Investor Relations section of our website at http://invest.grainger.com/.

20         www.grainger.com

Corporate Governance

AUDIT COMMITTEE

Members
All Independent

V. Ann Hailey (Chair)

Brian P. Anderson

Katherine D. Jaspon*

Stuart L. Levenick

Neil S. Novich

E. Scott Santi

Oversees the Company's accounting, financial reporting processes and audits of financial statements and internal controls.

* Subject to election at the annual meeting, will be appointed to the Audit Committee.

The Audit Committee of the Board (the Audit Committee) met eight times in 2020. The Board has determined that each of the members of the Audit Committee is "independent," as that term is defined in the independence requirements for audit committee members contained in the applicable rules of the U.S. Securities and Exchange Commission (the SEC) and in the listing standards of the NYSE. The Board has determined that each of the members of the Audit Committee is financially literate and that each of Ms. Hailey, Mr. Anderson, Mr. Novich, and Mr. Santi is an "audit committee financial expert," as that term is defined in the applicable rules of the SEC.

The Audit Committee assists the Board in its oversight responsibility with respect to the following:

•

Grainger's financial reporting process;

•

Grainger's systems of internal accounting, financial, and disclosure controls;

•

the integrity of Grainger's financial statements;

•

Grainger's compliance with legal and regulatory requirements;

•

Grainger's enterprise risk management systems and processes as to business continuity, cybersecurity, privacy, legal and other risks, other than ESG risks, which are also addressed at the meetings of the Board Affairs and Nominating Committee and the Compensation Committee of the Board;

•

the qualifications and independence, as well as the appointment, compensation, retention, evaluation, and termination, of Grainger's independent auditor, the resolution of disagreements between management and the independent auditor regarding financial reporting, and the selection of the auditor's lead audit partner;

•

the performance of Grainger's internal audit function and the independent auditor;

•

the pre-approval of audit and permissible non-audit services and fees to be provided by the independent auditor;

•

activities and amendments relative to the Company's ERISA plans that involve the investment of funds, subject to coordination with the Compensation Committee where appropriate;

•

the establishment of procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, and auditing matters; and

•

compliance with Grainger's Business Conduct Guidelines, including reviews of potential violations communicated through the Company's confidential reporting channels.

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Corporate Governance

BOARD AFFAIRS AND NOMINATING COMMITTEE

Members
All Independent

Stuart L. Levenick (Chair)

Rodney C. Adkins

Brian P. Anderson

V. Ann Hailey

Katherine D. Jaspon*

Neil S. Novich

Beatriz R. Perez

Michael J. Roberts

E. Scott Santi

Susan Slavik Williams

Lucas E. WatsonSteven A. White

Oversees the Company's corporate governance practices and processes and ESG programs and reporting.

* Subject to election at the annual meeting, will be appointed to the Board Affairs and Nominating Committee.

The Board Affairs and Nominating Committee of the Board (the BANC) met five times in 2020. The Board has determined that each of the members of the BANC is "independent," as defined in the independence requirements for members of nominating committees contained in the applicable NYSE listing standards.

The BANC assists the Board in its oversight responsibility as follows:

Board Composition and Renewal

•

makes recommendations to the Board regarding the makeup and size of the Board and the types and functions of its Committees and their initial respective charters;

•

setablishes specific written criteria by which Director nominees shall be qualified;

•

periodically evaluates whether the Board members collectively have the right mix of experience, qualifications, attributes, skills, backgrounds and diverse viewpoints necessary for the Board to be a good steward for the Company's shareholders;

•

determines the preferred qualifications and characteristics for potential Board nominees, which are shared with our third-party search firm;

•

identifies and screens potential nominees, consistent with the Board-approved criteria;

Governance

•

makes recommendations concerning Director and nominee independence, attendance and performance;

•

reviews transactions between Grainger and related persons;

•

evaluates in its annual review the overall performance of the Board and its Committees;

•

oversees corporate governance, including:

o

making initial assessments regarding corporate governance issues or proposals,

o

recommending corporate governance guidelines, including annual review of the Committee charters, the Operating Principles for the Board, and the Criteria for Membership on the Board,

o

recommending the Lead Director,

o

recommending Board Committee responsibilities, Committee Chairs, and members,

o

determining policies regarding rotation of Directors among the Committees,

o

evaluating the Board's corporate governance, including the adequacy of information supplied to the Board,

o

evaluating the Board's performance of its oversight responsibilities related to Grainger management, and

o

recommending retirement, compensation, and other policies applicable to Directors;

Environmental, Social and Governance (ESG)

•

oversees annually the Company's ESG programs and reporting, including environmental and sustainability, social responsibility to its communities, governance, the Company's culture, talent strategy, and diversity, equity and inclusion, and any related enterprise risk management (ERM) reviews (other than human capital management ERM reviews, which are overseen by the Compensation Committee);

Succession Planning and Management Development

•

works with the Compensation Committee to annually review senior management organization, career paths, and succession; and

•

leads the annual review of management's performance, including the CEO to the extent necessary to supplement the Compensation Committee's review of CEO performance relative to CEO compensation goals and objectives.

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COMPENSATION COMMITTEE OF THE BOARD

Members
All Independent

Rodney C. Adkins (Chair)

Beatriz R. Perez

Michael J. Roberts

Susan Slavik Williams

Lucas E. Watson

Steven A. White

Oversees the Company's compensation philosophy and compensation and human capital management policies and programs.

The Compensation Committee of the Board (the Compensation Committee) met five times in 2020. The Board has determined that each member of the Compensation Committee is "independent," as defined in the independence requirements for members of compensation committees in the applicable SEC rules, the NYSE listing standards, and under the Internal Revenue Code.

The Compensation Committee assists the Board in its oversight responsibility as follows:

•

oversees the Company's compensation and benefits to ensure that:

o

the Board appropriately discharges its responsibilities relating to senior management compensation,

o

the Company maintains a market competitive compensation structure designed to attract, motivate, develop, and retain key talent,

o

compensation and benefits policies and practices reflect the highest level of transparency and integrity,

o

compensation is aligned with shareholder value creation and strategic objectives,

o

senior management compensation is linked to personal and Company performance and provides appropriate incentives to increase shareholder value,

o

compensation policies and practices for all employees are designed with appropriate incentives that do not encourage unnecessary or excessive risk taking and are administered in a transparent manner,

o

the interests of shareholders are protected, and

o

equity-based plans and incentive plans are appropriately designed and administered, including review and approval of performance measures applicable to short-term and long-term incentive plans;

•

provides independent oversight of the administration of the Company's shareholder-approved equity plans;

•

annually reviews and approves CEO compensation, as follows:

o

reviews and approves corporate goals and objectives relevant to CEO compensation,

o

evaluates CEO performance in light of those corporate financial goals and objectives, with assistance from the Lead Director and the other Board Committees, as appropriate, and

o

together with the other independent Directors, determines and approves, in its sole discretion, the CEO's total compensation based on the above evaluation, in executive session without members of management present;

•

reviews and recommends to the Board for approval the compensation paid to the CEO's direct reports, including the other Named Executive Officers (NEOs);

o

Members of management (including some NEOs and the CEO's other direct reports) assist the Compensation Committee in providing recommendations for Grainger's NEO compensation program design, and for other officers and employees. Management also recommends salary and award levels for the Committee's review and recommendation, except those related to the CEO;

•

together with the other independent Directors as directed by the Board, determines, in their sole discretion, the appropriate compensation design and level of CEO compensation in executive session without members of management present;

•

approves annual grants of equity-based compensation awards (including, restricted stock units (RSUs) and performance stock units (PSUs) to NEOs, other officers and employees under approved shareholder plans;

•

may delegate to management limited authority to grant "off-cycle" equity-based compensation awards of stock options and RSUs to non-officer employees and to CEO direct reports that are new hires; and, awards under this authority are granted pursuant to terms and conditions approved by the Compensation Committee. Management informs the Compensation Committee of the awarded grants at the Compensation Committee's next meeting. The pool of shares available to management under this delegation is approved annually by the Compensation Committee. The Compensation Committee may terminate this delegation of authority at its discretion;

•

retains, terminates, and approves the compensation for an independent compensation consultant who reports directly to the Compensation Committee; determines the independence of such independent compensation consultant; and, routinely meets in executive session with the independent compensation consultant, without management present; and

•

oversees the Company's programs and policies for human capital management and assists the BANC in its oversight of the Company's programs and policies with respect to employee engagement and leadership effectiveness, and any related enterprise risk management reviews.

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Corporate Governance

LEADERSHIP STRUCTURE

The Board has strong governance structures and processes in place to ensure the independence of the Board. These structures and processes, which are reflected in the Operating Principles and the Committees' charters, allow for the independent Directors to effectively exercise the Board's authority in overseeing critical matters of strategy, operations, enterprise risk management, and financial reporting.

The Board carefully considers its leadership structure and believes that a combined Chairman/CEO position, coupled with an independent Lead Director appointed by the Board, represents the best leadership structure for Grainger. In the Board's view, having a single individual serving as both the Chairman and CEO assists in the timely flow of relevant information, which supports effective Board decision-making and provides a useful connection between the Board and management so that Board actions are appropriately and efficiently executed.

In deciding that a combined Chairman and CEO position is the appropriate leadership structure for Grainger, the Board also recognized the need for independent leadership and oversight. The Lead Director is responsible for facilitating Board involvement in major issues and/or proposals, ensuring that the Board is addressing major strategic and operational initiatives, reviewing meeting agendas and information to be provided to the Board, consulting with Directors, the CEO and management, and presiding at executive sessions of the Board. With the Lead Director performing these important duties, the Board does not believe that separating the role of the Chairman and CEO would result in strengthening Grainger's corporate governance or in creating or enhancing long-term value for our shareholders.

The duties performed by the independent Directors, either collectively or through Committees comprised solely of independent Directors, include selecting the Chairman and CEO and evaluating his or her performance, and setting his or her compensation.

The Board believes that given Grainger's corporate governance structures and processes, a combined Chairman and CEO position in conjunction with an independent Lead Director provides effective oversight of management by the Board and results in a high level of management accountability to shareholders.

LEAD DIRECTOR

Under Grainger's By-Laws and the Operating Principles, the Lead Director is elected by and from the Board's independent Directors. The current Lead Director, Mr. Stuart L. Levenick, was appointed to

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serve in this capacity after the April 2014 annual meeting of shareholders. Among the duties assigned to the Lead Director is the responsibility for:

Board Matter	Responsibility

Agendas

•

Soliciting feedback from the independent Directors on agenda items for Board meetings and collaborating with the Chairman in developing and approving Board meeting agendas.

•

Reviewing and approving meeting schedules to ensure that there is sufficient time for discussion of all agenda items.

Communicating with Directors	• Serving as the primary liaison between the Chairman and the independent Directors.

Communicating with Shareholders	• Being available, as necessary, for consultation and communication with major shareholders.

Executive Sessions

•

Presiding at meetings of the Board at which the Chairman is not present, including executive sessions of the independent Directors.

•

Calling meetings of the independent Directors, if appropriate, to review and approve the types of information sent to the Board.

•

Leading the Board in its annual review of the Board and management's performance, including the CEO, to the extent necessary to supplement the Compensation Committee's review of the CEO's performance relative to applicable compensation goals and objectives.

Board Meetings

•

Presiding at meetings of the Board at which the Chairman is not present, including executive sessions of the independent Directors.

•

Calling meetings of the independent Directors, if appropriate, to review and approve the types of information sent to the Board.

Board and Management Evaluations

•

Coordinating with the Board Affairs and Nominating Committee and the applicable Board Committee Chairs the annual self-evaluation of the performance and effectiveness of the Board, its Committees and individual Directors.

•

Leading the Board in its annual review of the Board's and management's performance, including the CEO, to the extent necessary to supplement the Compensation Committee's review of the CEO's performance relative to applicable compensation goals and objectives.

Director Search	• Coordinating with the BANC the Director recruitment and interview process.

BOARD, COMMITTEE AND DIRECTOR EVALUATIONS

The Board recognizes that a rigorous, ongoing evaluation process is an essential component of strong corporate governance practices and promoting continuing Board effectiveness. Each year, the Board conducts a three-part evaluation process coordinated by the Lead Director and the Committee Chairs: full Board evaluation, Committee evaluations, and Director self-assessments. To help make sure the

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Corporate Governance

evaluations are useful and that we are implementing best practices, we routinely review the evaluation process with an external governance expert.

Process

Our historic approach had been to ask each Director to respond to written survey questions on how the Board performs. We had also sought written feedback on more open-ended topics, including Board and Committee processes and effectiveness.

In reviewing our approach to evaluation, including the actions that resulted from past surveys, in 2019 we adopted a new approach designed to facilitate conversation focused on the Board's challenges and opportunities. We made the following changes, which also formed the basis of the 2020 evaluations:

  1)
  Rather than relying on written questionnaires, there were one-on-one discussions of open-ended questions on Board, Committee, and individual Director engagement and effectiveness.

  2)
  We included questions related to (a) Board composition dynamics, operations, structure, performance and composition and (b) the Board's engagement in strategy, enterprise risk management, reputation/culture, and the Company's business.

  3)
  As before, the Lead Director conducted the Board evaluation and individual Director self-evaluations, while the Committee Chairs conducted evaluations for their respective Committees.

  4)
  Management's feedback on the Board's operation and engagement was provided to the Board.

  5)
  We also adopted an "after action" process that reviews routine matters such as information flow, meeting content, and management interaction following each meeting in executive session.

We believe that this open-ended question/interview approach helps elicit thoughtful and useful responses that encourage more valuable conversations and actionable insights. Supplementing the annual surveys is a continuous feedback loop that does not rely solely on a single, formal event at the end of the year.

As before, the results of the evaluations/interviews were compiled anonymously. The Lead Director discussed with the Board the results of the Board evaluations, individual Director self-assessments, and the management leadership team feedback, while the Committee Chairs discussed the results of the

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Committee evaluations with their respective Committees. Below is an overview of the key steps in the annual evaluation process:

The information gained through this process helps shape the content of educational presentations to the Board and identify the skill sets desirable in Director searches conducted from time-to-time by the Board.

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Corporate Governance

Actions

Among the actions taken as a result of the 2020 Board evaluation processes were an analysis of the desired skill sets and backgrounds for future directors, changes to Board meeting agenda and content format to create more time for in-depth discussions, alignment around guiding principles to help management implement the Grainger Edge more effectively, and giving the Board greater visibility into ERM deep dives conducted by the Audit Committee in relation to areas of the business that may carry more significant risk.

BOARD OVERSIGHT

The Board oversees, counsels, and directs management in the long-term interests of the Company and its shareholders. The Board's oversight responsibilities include:

Board's Role in Shareholder Engagement

The Board believes it is important for the Company to maintain active engagement with its shareholders in order to effectively communicate the Company strategy and to ensure that shareholders' perspectives are understood and considered by the Board. On a regular basis, as part of its oversight role, the Board routinely receives reports and briefings from the Company's Investor Relations team summarizing ongoing engagement as well as any shareholder concerns, questions and trends.

Grainger has a comprehensive shareholder engagement program to reach a significant cross-section of our shareholder base, including large institutional investors, pension funds, and other investors. Our CEO, CFO and VP, Investor Relations, and other members of our Investor Relations team, maintain regular contact throughout the year with a broad base of shareholders to understand their concerns on various topics, including financial performance, strategy, competitive environment, and ESG and executive compensation matters.

Contact with shareholders includes quarterly earnings calls, the annual meeting of shareholders, investor conferences, individual meetings and other channels of communication. Consistent with prior years, in 2020, the Company proactively reached out to shareholders representing over 53% of current shares outstanding and met with shareholders representing 38% of shares outstanding. Continuing its practice begun in 2017, the Company also proactively made the Board's Lead Director available in 2020 to explain and discuss the Company's ESG and executive compensation practices and policies.

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Succession Planning, Talent and Human Capital Management

The Board recognizes that it has an important duty to ensure senior leadership continuity by overseeing the development of executive talent and planning for the efficient succession of the CEO and other key leadership positions. The Board has delegated primary oversight responsibility for management development and leadership succession planning to the BANC. The BANC reports on its activities to the full Board, which routinely addresses planned succession scenarios and also has developed emergency succession plans reviewed annually.

Recruiting, developing, promoting and retaining top diverse talent is a key priority for the Company. The Board annually reviews our talent strategy to ensure we have the right culture and people to support our strategic imperatives well into the future. This strategy has four pillars:

  •
  Evolving our culture

  •
  Empowering our people leaders

  •
  Building our talent pipeline

  •
  Developing our future leaders

While the BANC has oversight of the Company's talent strategy, including as to diversity, equity and inclusion, the CCOB has oversight of the Company's programs and policies for human capital management and supports the BANC in its oversight of employee engagement and leadership effectiveness.

Consistent with this framework, the BANC routinely conducts in-depth reviews of senior leader development. This review addresses the Company's management development initiatives, assesses senior management resources, and identifies individuals who should be considered as potential future senior executives. To ensure that the succession planning and management development process supports and enhances Grainger's strategic objectives, the Board and the BANC also regularly consult with the Chairman of the Board and CEO on the Company's organizational needs, the leadership potential and related development plans for key managers and plans for future development and emergency situations.

To supplement these efforts, throughout the year, the senior management team, as well as a broader array of executives throughout our businesses, make presentations to the Board and its Committees and also interact in more informal settings with the Directors. This engagement between Directors and our

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Corporate Governance

current and future leaders gives our Directors meaningful insight into our current pool of talent, what attracts and retains our executives, and the Company's culture.

Board's Role in Risk Oversight

The Board has overall responsibility for risk oversight, with its Committees assisting the Board in performing this function based on their respective areas of expertise. The Board's role is to oversee the Company's enterprise risk management (ERM) programs, including risk assessment and risk management processes and policies used by Grainger to identify, assess, monitor and address potential financial, compensation, operational, strategic and legal risks on an enterprise-wide basis.

The risk landscape associated with the COVID-19 pandemic has been, and continues to be, discussed with the full Board as well as each of its Committees through formal and informal updates as needed. Over the course of 2020, management regularly updated the Board on the pandemic's impacts to our business and the related strategic, operational and financial risks. Discussions with the Board and Committees have also included, among other topics, business continuity, employee health and safety, customer demand, operational challenges, financial resources and liquidity, Company strategy, executive compensation, technology, shareholder engagement and succession plans. Management continues to report to the Board and its Committees on its response to the pandemic as appropriate and will seek to identify new risks as they may arise in light of the continuing effects of the COVID-19 pandemic.

As part of its ERM oversight, the Board oversees and reviews the Company's programs and processes for cybersecurity risk, including the Company's framework for preventing, detecting, and addressing cybersecurity incidents. To help inform its approach to devising an appropriate governance framework, cadence, metrics, and reporting to discharge its cybersecurity oversight responsibilities, the Board appointed an Ad Hoc Committee on Cybersecurity constituted of Grainger Directors with technology and cybersecurity experience. The Board's cybersecurity oversight framework—full Board ownership and oversight, with Audit Committee support, and quarterly informational updates and annual briefings—was implemented upon the recommendation of the Ad Hoc Committee, which remains available to provide strategic advice as needed.

Both the Board and the Audit Committee regularly review Grainger's risk assessment and management processes and policies, including receiving regular reports from the Company's Chief Information Security Officer, and the members of Grainger's management who are responsible for the effectiveness of Grainger's ERM program. As an output of these reviews, in 2020 the Board revised Committee Charters to specifically assign ERM reviews of the Company's ESG programs and reporting to the BANC and the Company's human capital management programs and policies to the Compensation Committee. In addition, as part of its existing oversight responsibility, the Compensation Committee assesses the relationship between potential risk created by Grainger's compensation programs and their impact on long-term shareholder value.

Environmental, Social and Governance (ESG)

Grainger is committed to being a responsible corporate citizen and strives to integrate ESG principles into the daily operation of its business. Grainger's ESG strategy includes its commitment to governance, operating sustainably and valuing its people. These commitments shape our focus on corporate citizenship and fuel our determination to make a positive difference today and in the future.

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Corporate Governance

Governance

The Company integrates ESG initiatives into its strategy and daily operations at each level of its business. This begins with general ESG oversight by the BANC, which is comprised of all independent Directors. The BANC annually reviews the Company's ESG programs and reporting, including environmental and sustainability, social responsibility to its communities, governance, the Company's culture, talent strategy, and diversity, equity and inclusion. In turn, the Compensation Committee oversees the Company's programs and policies for human capital management and assists the BANC in its oversight of the Company's programs and policies with respect to employee engagement and leadership effectiveness. The Board includes one Director with expertise in corporate sustainability and one Director with expertise in environmental matters.

ESG Leadership Council

The Company's ESG efforts are led by the Chairman and CEO who chairs management's ESG Leadership Council. The key objectives of the ESG Leadership Council include identifying ways to incorporate the appropriate ESG initiatives into operations and strategy, overseeing the overall ESG program, and making regular reports to the BANC. The ESG Leadership Council is supported by a cross-functional steering committee providing subject matter expertise, implementing day-to-day programs and driving progress toward the success of our strategy. Core initiatives relating to culture and talent, including human capital management and diversity, equity and inclusion, are led by the Grainger Human Resources team in coordination with the ESG Leadership Council.

Sustainability

Grainger incorporates sustainability best practices across the business, improving supply chain efficiency, practicing best-in-class facilities construction and maintenance, and measuring and mitigating climate-related risk. Grainger has set a carbon target to reduce its absolute scope 1 and scope 2 emissions to align with the goal of limiting global warming to well below 2 degrees Celsius. Grainger also provides sustainability solutions for its customers through an environmentally preferred portfolio (EPP) of products and sustainability services offerings.

Supply Chain

To help ensure the products Grainger distributes are manufactured and delivered with high ethical standards, its Supplier Code of Ethics focuses on responsible sourcing along the dimensions of human rights, labor, environment and anti-corruption. Grainger's Human Rights Principles include the company's commitment to providing a safe and fair workplace that upholds and respects international human rights standards. These principles are applicable to all Grainger team members and are approved and monitored regularly by Grainger's senior leadership.

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Corporate Governance

Valuing our People

Grainger strives to ensure its team members reflect its increasingly global and diverse customer base. Diversity, equity and inclusion are integral to Grainger's business success. The Company is committed to creating a welcoming culture where all team members can bring their whole selves to work, have opportunities to grow and feel a sense of belonging, regardless of sex, gender, race, color, religion, national origin, age, disability, veteran status, sexual orientation, gender expression or experiences. As of December 31, 2020, within Grainger's U.S. workforce, approximately 38.5% of team members were women and approximately 34.2% of team members were racially and ethnically diverse. Grainger has taken several actions to improve inclusion in its recruiting process, which include how its approaches job postings, develop position requirements, conduct interviews and evaluate candidates in general.

ESG Reporting

The Company began reporting with reference to the Global Reporting Initiative's Sustainability Reporting Standards in 2016 and, since 2017, has been a member of the Dow Jones Sustainability Index. Grainger also reports to CDP and EcoVadis, with respective A- and silver ratings. Grainger continues to evolve its ESG program in a manner that is beneficial to the Company and its investors.

As part of this commitment, Grainger has aligned its ESG reporting to the Sustainability Accounting Standards Board (SASB) and the Task Force on Climate-related Financial Disclosures (TCFD) frameworks.

Grainger publishes an annual ESG report that is periodically updated and, while it is available under "Corporate Citizenship" in the Investor Relations section of our website at www.GraingerESG.com it is not being incorporated by reference into this proxy statement.

POLITICAL ACTIVITY

Grainger's Business Conduct Guidelines prohibit the use of Company funds or assets for political purposes, including for contributions to any political party, candidate or committee. In accordance with this policy, we do not maintain a political action committee (PAC). Given a particular issue, it is prudent for the Company to understand the legislative and regulatory environments at both the Federal and State levels. We have, from time-to-time, engaged advisors to assist us in advocacy, mainly related to government procurement. In 2020, Grainger was also a member of three trade associations.

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Corporate Governance

OTHER COMMUNICATIONS WITH DIRECTORS

Grainger has established a process by which shareholders and other interested parties may communicate with the Board, its Committees, and/or individual Directors on matters of interest. Such communications should be sent in writing to:

[Name(s) of Director(s)]
or
[Non-management Directors]
or
[Board of Directors]
W.W. Grainger, Inc.
P.O. Box 66
Lake Forest, Illinois 60045-0066

If the matter is confidential in nature, please mark the correspondence accordingly. Additional information concerning this process is available in the are available under "Governance" in the Investor Relations section of our website at http://invest.grainger.com/.

AVAILABLE INFORMATION

All the documents below are available to shareholders and under "Governance" in the Investor Relations section of our website at http://invest.grainger.com/ or in print, free of charge, upon request to the Corporate Secretary at Grainger's headquarters, 100 Grainger Parkway, Lake Forest, Illinois 60045-5201.

Business Conduct Guidelines

Grainger has adopted Business Conduct Guidelines for Directors, officers, and employees, which incorporate the Code of Ethics required by the SEC to apply to a company's chief executive officer, chief financial officer, and chief accounting officer or controller. The Company provides annual Business Conduct Guidelines training and all Directors, officers, and employees are required to certify annually that they have read, understand and are in compliance with the Business Conduct Guidelines. Our Business Conduct Guidelines are posted in the Governance section on Grainger's website at http://invest.grainger.com/.

Operating Principles for the Board of Directors

Grainger also has adopted Operating Principles for the Board of Directors, which represents its corporate governance guidelines. The Operating Principles are available under "Governance" in the Investor Relations section of our website at http://invest.grainger.com/.

Committee Charters

The charters, as adopted by the Board and amended from time to time, of the Audit Committee, the BANC, and the Compensation Committee are available under "Governance" in the Investor Relations section of our website at http://invest.grainger.com/.

ESG Report

Grainger publishes an ESG report that is periodically updated and, while it is available under "Corporate Citizenship" in the Investor Relations section of our website at http://www.GraingerESG.com, it is not being incorporated by reference into our proxy statement.

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Corporate Governance

DIRECTOR COMPENSATION

    Grainger's non-employee Directors each receive an annual cash retainer of $100,000 and an annual deferred stock unit (DSU) grant of $145,000. The Lead Director and Directors serving as Committee Chairs receive an additional annual cash retainer.

Grainger's non-employee Directors are compensated at a level that approximates median market practice. In benchmarking Director pay, Grainger uses the same compensation comparator group that is used to benchmark compensation for Grainger's executives as described in the Compensation Discussion and Analysis / page 46. The Compensation Committee's independent compensation consultant periodically reviews and updates the comparator group as well as comparative compensation information and advises on Director compensation.

The Directors' compensation program, which was last adjusted in April 2018, consists of the following:

Additional Annual Cash Retainers: • $25,000—Lead Director • $20,000—Audit Committee Chair • $15,000—Compensation Committee Chair • $10,000—Board Affairs and Nominating Committee Chair

All non-employee Directors receive an annual DSU grant worth $145,000. In 2020, the number of shares covered by each grant was equal to $145,000 divided by the 20-day average stock price through March 31 (a methodology consistent with the calculation used for equity awards to grant-eligible employees), rounded up to the next whole share. For non-employee Directors elected at the 2020 annual meeting of shareholders, the DSU formula resulted in payment of 576 DSUs based on a 20-day average stock price as of March 31, 2020 of $251.89 per share. The DSUs are settled in shares upon termination of service as a Director. Directors may defer their annual cash retainers, Lead Director retainer, and Committee Chair retainers (as applicable), into a DSU account.

Stock ownership guidelines applicable to non-employee Directors were established in 1998. These guidelines provide that within five years after election, a Director must own Grainger common stock and common stock equivalents having a value of at least five times the annual cash retainer fee for serving on the Board. The hedging or pledging of Company shares by Directors or executive officers is prohibited by Company policy (see Hedging and Pledging Prohibition / page 64). No Directors (or executive officers) have hedged or pledged any of the shares beneficially owned by them and all Directors are currently in compliance with the ownership guidelines.

Grainger matches Directors' charitable contributions on a three-to-one basis up to a maximum Company contribution of $7,500 per Director annually and provides discounts on product purchases, both on the same basis as provided to U.S. Grainger employees.

Mr. Macpherson, who is an employee of Grainger, does not receive any compensation for serving as a Director.

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2020 Director Compensation

Name	Fees Earned or Paid in Cash (1)	Stock Awards (2)	All Other Compensation (3)	Total

Rodney C. Adkins	$115,000	$164,748	$7,500	$287,248

Brian P. Anderson	$100,000	$164,748	$0	$264,748

V. Ann Hailey	$120,000	$164,748	$0	$284,748

Stuart L. Levenick	$135,000	$164,748	$0	$299,748

Neil S. Novich	$100,000	$164,748	$7,500	$272,248

Beatriz R. Perez	$100,000	$164,748	$7,500	$272,248

Michael J. Roberts	$100,000	$164,748	$0	$264,748

E. Scott Santi	$100,000	$164,748	$7,500	$272,248

Susan Slavik Williams	$100,000	$164,748	$0	$264,748

Lucas E. Watson	$100,000	$164,748	$7,500	$272,248

Steven A. White	$50,000	$104,049	$0	$154,049

(1)
Represents the annual cash retainer received in 2020 by all non-employee Directors. Mr. White's 2020 annual cash retainer was pro-rated to 50% to reflect his appointment to the Board on October 27, 2020.

(2)
Represents the fair value as of the grant date of DSUs paid to non-employee Directors using the closing price of Grainger's common stock as of the immediately preceding trading day. For non-employee Directors other than Mr. White, represents the fair value of their respective 2020 award of 576 DSUs on the grant date of April 29, 2020, using the closing price of $286.02 per share of Grainger's common stock as of April 28, 2020. For Mr. White, who was appointed to the Board on October 27, 2020, represents the fair value of his 2020 award of 288 DSUs (reflecting pro-ration of 50% given his appointment to the Board mid-way through the 2020-2021 Director term) on the grant date of October 27, 2020, using the closing price of $361.28 per share of Grainger's common stock as of October 26, 2020. The DSUs immediately vest upon the grant date and will be paid in shares of Grainger common stock on a 1:1 basis upon departure from the Board, computed in accordance with the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718.

(3)
Represents amount paid by the Company to charitable organizations as part of the Company's matching gift program with respect to donations made and matched in 2020. The Directors receive no direct or indirect benefit from the matching contributions.

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Corporate Governance

OWNERSHIP OF GRAINGER STOCK

Security Ownership of Certain Beneficial Owners

The following table sets forth information concerning any person known to Grainger to beneficially own more than 5% of Grainger's common stock, as of December 31, 2020 except as otherwise noted below. The information in the table and the related notes are based on statements filed by the respective beneficial owners with the SEC pursuant to Sections 13(d) and 13(g) under the Securities Exchange Act of 1934, as amended.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class

The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	5,398,750(2)	10.06%

Susan Slavik Williams 4450 MacArthur Blvd., Second Floor Newport Beach, CA 92660	4,728,153(3)	8.81%

Longview Partners (Guernsey) Limited PO Box 559 Mill Court La Charroterie St Peter Port Guernsey GY1 6JG United Kingdom	2,689,371(4)	5.12%

BlackRock, Inc. 55 East 52nd Street New York, NY 10055	3,728,861(5)	6.9%

(1)
Unless otherwise indicated, percentages calculated are based upon Grainger common stock outstanding as set forth in the statements on Schedule 13G or 13G/A filed by the respective beneficial owners with the SEC.

(2)
Based on information provided in a Schedule 13G/A filed on February 10, 2021, The Vanguard Group has shared voting power with respect to 75,488 shares, sole dispositive power with respect to 5,200,457 shares, and shared dispositive power with respect to 198,293 shares. The Vanguard Group is the parent of several subsidiaries; no one subsidiary's beneficial ownership interest in the Grainger common stock being reported is five percent or more of the total outstanding common shares. The Schedule 13G/A certifies that the securities were acquired in the ordinary course of business and not with the purpose or effect of changing or influencing the control of Grainger.

(3)
Based on information provided in a Schedule 13G/A filed on February 8, 2021, Ms. Slavik Williams has sole voting power with respect to 4,719,811 shares, shared voting power with respect to 8,342 shares, sole dispositive power with respect to 3,084,051 shares and shared dispositive power with respect to 1,644,102 shares. Ms. Slavik Williams' aggregate beneficial ownership of 4,728,153 shares excludes 742,743 shares held in trusts over which Ms. Slavik Williams has no dispositive or voting power. The 8.81% calculation is based on the number of shares shown to be outstanding as of September 30, 2020 on Grainger's Quarterly Report on Form 10-Q filed on October 22, 2020.

(4)
Based on information provided in a Schedule 13G filed on February 16, 2021, Longview Partners (Guernsey) Limited, Longview Partners LLP, and Longview Partners (UK) Limited (collectively referred to hereafter as "Longview Partners") each has (i) shared voting power with respect to 1,719,568 shares and (ii) shared dispositive power with respect to 2,689,371 shares. Longview Partners (Guernsey) Limited is an investment advisor registered under section 203 of the Investment Advisors Act of 1940. Longview Partners (UK) Limited is 100% owned by Longview Partners (Guernsey) Limited. Longview Partners (UK) Limited is the managing member of Longview Partners LLP. The shares reported herein have been acquired on behalf of discretionary clients of Longview Partners. Persons other than Longview Partners are entitled to receive dividends from, and proceeds from the sale of, those shares. None of those persons to the knowledge of Longview

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Corporate Governance

  Partners has an economic interest in more than 5% of the class. The Schedule 13G certifies that the securities were acquired and held in the ordinary course of business and not with the purpose or effect of changing or influencing the control of Grainger.

(5)
Based on information provided in a Schedule 13G/A filed on February 1, 2021, BlackRock, Inc. has sole dispositive power with respect to all of the shares, and sole voting power with respect to 3,152,526 shares. Various non-person entities have the right to receive or the power to direct the receipt of dividends or the proceeds from the sale of Grainger's common stock. No one person's interest in the Grainger common stock is more than five percent of the total outstanding common shares. The Schedule 13G/A certifies that the securities were acquired and held in the ordinary course of business and not with the purpose of changing or influencing the control of Grainger.

Proxy Statement         37

Corporate Governance

Security Ownership of Management

The table below shows the ownership of Grainger common stock by each Director nominee, each of our NEOs, and all Director nominees and all executive officers as a group, as of March 1, 2021 except as otherwise noted below.

Beneficial ownership is broadly defined by the SEC. In general, a person beneficially owns securities if the person, alone or with another, has voting power or investment power (the power to sell) over the securities. Being able to acquire either voting or investment power within 60 days, such as by exercising stock options, also results in beneficial ownership of securities. Unless otherwise indicated in the footnotes following the table, each of the named persons had sole voting and investment power with respect to the indicated number of Grainger shares.

Name of Beneficial Owner	Shares	Stock Option Shares Exercisable within 60 Days (1)	Stock Units (2)	Percent of Class (3)

Rodney C. Adkins	400	—	4,416	*

Brian P. Anderson	3,340	—	19,827	*

V. Ann Hailey	200	—	13,672	*

John L. Howard (4)	234,676	43,688	20,000	*

Katherine D. Jaspon	—	—	—	*

Stuart L. Levenick	400	—	20,349	*

D.G. Macpherson	44,560	169,134	9,925	*

Deidra C. Merriwether	1,757	14,483	3,398	*

Neil S. Novich	4,605	—	29,529	*

Thomas B. Okray(5)	—	—	—	*

Beatriz R. Perez	—	—	3,170	*

Paige K. Robbins	7,114	20,016	4,079	*

Michael J. Roberts	1,000	—	24,133	*

E. Scott Santi	303	—	8,649	*

Susan Slavik Williams(6)	4,728,153	—	586	8.81%

Lucas E. Watson (7)	157	—	3,360	*

Steven A. White	—	—	431	*

Director Nominees and Executive Officers as a Group	5,029,320	253,766	171,971	10.04%

(1)
In computing the percentage of shares owned by each person and by the group, these shares were added to the total number of outstanding shares for the separate calculations.

(2)
Represents the number of stock units credited to the accounts of non-employee Directors, and the number of RSUs credited to the accounts of executive officers. Each stock unit is intended to be the economic equivalent of a share of Grainger common stock. These units are excluded from the computations of percentages of shares owned.

(3)
An asterisk (*) indicates less than 1%.

(4)
Includes 19,567 shares as to which Mr. Howard has sole voting and investment power, and 215,109 shares as to which Mr. Howard may be deemed to have shared voting and investment power, by virtue of his serving as a director of The Grainger Foundation, Inc. The Grainger Foundation was established in 1949 by William Wallace Grainger, the founder of Grainger, and is not affiliated with Grainger.

(5)
Mr. Okray resigned as Senior Vice President and Chief Financial Officer of the Company effective December 31, 2020 to pursue an opportunity at another publicly-traded company.

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Corporate Governance

(6)
Based on information provided in a Schedule 13G/A filed on February 8, 2021, Ms. Slavik Williams has sole voting power with respect to 4,719,811 shares, shared voting power with respect to 8,342 shares, sole dispositive power with respect to 3,084,051 shares and shared dispositive power with respect to 1,644,102 shares. Ms. Slavik Williams' aggregate beneficial ownership of 4,728,153 shares excludes 742,743 shares held in trusts over which Ms. Slavik Williams has no dispositive or voting power. The 8.81% calculation is based on 53,571,736 shares of common stock outstanding as of September 30, 2020.

(7)
Includes 157 shares as to which Mr. Watson has shared voting and/or investment power.

Proxy Statement         39

Corporate Governance

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors assists the Board in fulfilling its oversight responsibilities. The Board has determined that each of the members of the Audit Committee is "independent," as that term is defined in the independence requirements for audit committee members contained in the applicable rules of the Securities and Exchange Commission (the SEC) and corporate governance standards of the New York Stock Exchange. The Audit Committee acts under a charter that is reviewed annually; and, it was last amended by the Board on December 9, 2020. The charter is available on the Governance section of Grainger's website at http://invest.grainger.com/.

Management is responsible for the Company's internal controls and the financial reporting process and for compliance with applicable laws and regulations. Ernst & Young LLP (EY), the Company's independent auditor, was responsible for performing an independent audit of the Company's most recent consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States, as well as expressing an opinion on the effectiveness of the Company's internal control over financial reporting. The Audit Committee's responsibility is to monitor and oversee these processes.

In performing these responsibilities, the Audit Committee reviewed and discussed the Company's audited consolidated financial statements and the effectiveness of internal control over financial reporting with management and EY. The Audit Committee discussed with EY matters required to be discussed under Statement on Auditing Standards No. 1301 "Communications with Audit Committees" adopted by the Public Company Accounting Oversight Board (PCAOB). EY also provided to the Audit Committee the letter and written disclosures required by PCAOB standards concerning EY's independence and the Audit Committee discussed with EY the matter of the firm's independence.

Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as filed with the SEC.

V. Ann Hailey, Chair
Brian P. Anderson
Stuart L. Levenick
Neil S. Novich
E. Scott Santi

Members of the Audit Committee of
the Board of Directors

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Corporate Governance

AUDIT FEES AND AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The following table sets forth the fees for professional services rendered by Ernst & Young LLP (EY) with respect to fiscal years 2020 and 2019, respectively:

Fee Category	2020	2019

Audit Fees (1)	$6,081,000	$5,329,700

Audit-Related Fees (2)	177,000	177,000

Tax Fees (3)	282,300	372,300

All Other Fees (4)	7,000	7,000

Total Fees	$6,547,300	$5,886,000

(1)
Audit Fees.    Consists of fees billed for professional services rendered for the audit of Grainger's annual financial statements and internal control over financial reporting, review of the interim financial statements included in Grainger's quarterly reports on Form 10-Q, and other services normally provided in connection with Grainger's statutory and regulatory filings or engagements. Fees for the fiscal year ended December 31, 2019 were originally reported to the Company by EY as $6,075,000. The amount reported in this table has been corrected to reflect the final fees as reported to the Company by EY following the filing of the Company's 2019 Annual Notice of Meeting and Proxy Statement.

(2)
Audit-Related Fees.    Consists of fees billed for professional services rendered for assurance and related services that are reasonably related to the performance of the audit or a review of Grainger's financial statements and are not reported under "Audit Fees." These services include the audits of Grainger's employee benefit plans and various attest services.

(3)
Tax Fees.    Consists of fees billed for professional services rendered for tax compliance, tax advice and tax planning. These services include assistance with the preparation of various tax returns.

(4)
All Other Fees.    Consists of fees billed for all other professional services rendered to Grainger, other than those reported as "Audit Fees," Audit-Related Fees" and "Tax Fees."

Pre-Approval Policy for Audit and Non-Audit Services

The Audit Committee has adopted a policy for the pre-approval of all audit and permitted non-audit services to be provided to Grainger by its independent auditor and is responsible for the review and approval of any fees associated with those services. Also, specific pre-approval by the Audit Committee is required for any proposed services exceeding pre-approved fee levels.

Pre-approvals for categories of services are granted at the start of each fiscal year and are applicable for 12 months from the date of pre-approval. In considering these pre-approvals, the Audit Committee reviews detailed supporting documentation from the independent auditor for each proposed service to be provided. Unused pre-approval amounts are not carried forward to the next year.

The Company's Controller monitors services provided by the independent auditor and overall compliance with the pre-approval policy. The Corporate Controller reports periodically to the Audit Committee about the status of outstanding engagements, including actual services provided and associated fees, and must promptly report any noncompliance with the pre-approval policy to the Chairman of the Audit Committee.

The Audit Committee may delegate pre-approval authority for audit and non-audit services to one or more of its members, and such authority has been delegated to the Chair of the Audit Committee. The decisions of any member to whom such authority is delegated must be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee may not delegate to management its responsibilities to pre-approve services performed by the Company's independent auditor. The Audit Committee periodically reviews reports summarizing all services provided by the independent auditor.

Proxy Statement         41

Corporate Governance

The Audit Committee is directly responsible for the appointment, compensation, retention, evaluation, termination and oversight of the independent external audit firm that performs audit services. In considering Ernst & Young LLP's (EY) appointment for the 2021 fiscal year, the Audit Committee reviewed the firm's qualifications and competencies, including the following factors:

•

EY's historical performance and its recent performance during its engagement for the 2020 fiscal year;

•

EY's capability and expertise in handling the breadth and complexity of the Company's operations;

•

the qualifications and experience of key members of the engagement team, including the lead audit partner, for the audit of the Company's financial statements;

•

the quality of EY's communications with the Audit Committee regarding the conduct of the audit, and with management with respect to issues identified in the audit;

•

external data on audit quality and performance, including recent PCAOB reports on EY; and

•

EY's reputation for integrity and competence in the fields of accounting and auditing.

EY has been retained as the Company's independent auditor continuously since 2005. To ensure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent auditor. The Audit Committee ensures that the mandated rotation of EY's personnel occurs routinely and the Audit Committee is directly involved in the review, selection and evaluation of EY's lead engagement partner.

The Audit Committee and the Board of Directors believe that the continued retention of EY to serve as the Company's independent auditor for the year ending December 31, 2021 is in the best interests of the Company and its shareholders, and the Board is asking shareholders to ratify this appointment. Representatives of EY are expected to be present at the meeting to respond to appropriate questions of shareholders and to make any desired statements.

Approval of the proposal requires the affirmative votes of a majority of the shares of Grainger common stock present or represented by proxy and entitled to vote at the annual meeting. Abstentions will have the same effect as votes against the proposal. In the event the proposal is not approved, the Board will consider the negative vote as a mandate to appoint another independent auditor for the next year.

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Corporate Governance

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD

The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis (CD&A) with management. Based on such review and discussion, the Compensation Committee has recommended to the Board of Directors that the CD&A be included in the Company's proxy statement for its 2021 annual meeting of shareholders and in its Annual Report on Form 10-K for the year ended December 31, 2020, as filed with the SEC. The Compensation Committee acts under a charter, last amended on December 9, 2020, that is reviewed annually. The Amended and Restated charter is available in the Governance section of Grainger's website at http://invest.grainger.com/.

Rodney C. Adkins, Chairman
Beatriz R. Perez
Michael J. Roberts
Susan Slavik Williams
Lucas E. Watson
Steven A. White

Members of the Compensation Committee of
the Board of Directors

INDEPENDENT COMPENSATION CONSULTANT; FEES

In overseeing the Company's compensation programs, the Compensation Committee of the Board (the Compensation Committee) develops programs based on its own deliberations, programs and recommendations from management, and compensation and benefits consultants, including its independent compensation consultant.

Deloitte Consulting LLP (Deloitte Consulting) had served as the Compensation Committee's independent compensation consultant since 2009. In May 2020, the partner leading the Deloitte Consulting engagement retired, causing the Compensation Committee to conduct a broad-based search process for a new independent compensation consultant. Following review of the consulting firms asked to participate in the search process, the Compensation Committee selected and retained Pay Governance LLC (Pay Governance) as its independent compensation consultant effective November 2020.

After a review of the factors prescribed by the SEC and the NYSE rules and regulations, the Compensation Committee determined that each of Deloitte Consulting and Pay Governance and (collectively, the 2020 Independent Compensation Consultants) is independent.

At the Compensation Committee's direction, the independent compensation consultant:

  •
  attends Compensation Committee meetings;

  •
  assists the Compensation Committee in the review of goals and objectives for the CEO compensation;

  •
  provides the Compensation Committee with comparable compensation market data, including pay levels and pay practices of both our comparator companies and general industry;

  •
  helps the Compensation Committee evaluate recommendations proposed by management;

  •
  assists with incentive compensation program design, structure, and selection of the metrics;

Proxy Statement         43

Corporate Governance

  •
  annually reviews and recommends appropriate comparator companies used for compensation studies;

  •
  conducts or assists in risk reviews of the Company's performance and incentive-based compensation programs;

  •
  provides periodic updates on executive compensation trends and regulatory developments; and

  •
  undertakes special projects as assigned.

The following table sets forth the fees for services rendered by Deloitte Consulting and its affiliates with respect to fiscal year 2020:

Type of Fee	Deloitte Consulting

Executive Compensation Consulting	$177,505

All Other Consulting	$1,767,629

Total Fees	$1,945,134

The following table sets forth the fees for services rendered by Pay Governance and its affiliates with respect to fiscal year 2020:

Type of Fee	Pay Governance

Executive Compensation Consulting	$56,627

All Other Consulting	$0

Total Fees	$56,627

Executive Compensation Consulting Fees:    Consists of fees billed for services provided to advise the Compensation Committee with respect to executive and Director compensation.

All Other Consulting Fees:    Consists of fees billed for all other services provided to Grainger. None of these fees are related to compensation matters.

Affiliates of Deloitte Consulting have provided other services to Grainger that are unrelated to executive compensation matters. The decision to engage an affiliate of Deloitte Consulting for these other services was made by management. The Board has been informed of this ongoing work and the use of an affiliate of Deloitte Consulting but neither the Board nor the Compensation Committee specifically approved these services. After a review of the factors prescribed by the SEC and the NYSE rules and regulations, the Compensation Committee determined that none of the 2020 Independent Compensation Consultants had any conflicts of interest

44         www.grainger.com

EXECUTIVE COMPENSATION COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis (CD&A) explains the compensation earned by Grainger's Named Executive Officers (NEOs) and describes the Company's pay for performance compensation philosophy and programs.

Please read this CD&A in conjunction with the advisory vote we are conducting on the compensation of our NEOs under Proposal 3, Say on Pay, on page 81 as it contains information that is relevant to your voting decision.

Opportunity for Shareholder Comment

Grainger has a comprehensive shareholder engagement program to reach a significant cross-section of our shareholder base. The Compensation Committee carefully considers feedback from our shareholders regarding NEO compensation.

Shareholders who wish to directly provide feedback to the Company may by contacting investorrelations@grainger.com.

Proxy Statement         45

Introduction

During the unprecedented global pandemic and a period of deep reflection on social issues, the Company remains guided by its purpose and its principles in fulfilling its commitment to serve customers, to protect the health and safety of employees, and to execute its business strategy. In the wake of these events, the Company focused on critical operating priorities and enhancing existing workplace initiatives related to health and safety, diversity, equity, and inclusion, and employee experience. Throughout the year, the Company reviewed financial performance as well as the pandemic's overall impact on its employees and concluded that its executive compensation programs remained relevant and consistent with shareholder and other stakeholder interests.

2020 Highlights

  •
  Achieved Strong Financial Performance:  The Company delivered strong financial performance and operating results despite a challenging environment.

  •
  Aligned Compensation Programs with Shareholders:  In direct response to shareholder feedback, the Company revised its 2020 compensation programs and previewed these changes in last year's proxy statement, receiving a strong endorsement with approximately 93% of shareholder votes cast to support our Say on Pay vote.

  •
  Deferral of Merit-Based Increases and Temporary Salary Reductions:  The Company deferred for three months paying the annual Company-wide merit increases from April 1, 2020 to July 1, 2020 and executives voluntarily elected temporary salary reductions for the second quarter of 2020 with a 50% reduction for the Chairman and CEO and a 20% reduction for other NEOs.

  •
  No Other Changes or Modifications Resulting from the COVID-19 Pandemic:  The compensation programs were carefully and continuously evaluated during the year. Despite the extraordinary events of the past year, the original design proved viable in achieving the intended pay-for-performance results. No modifications were deemed necessary to existing programs based on the Company's performance and alignment with shareholder value creation.

Key 2020 Compensation Changes

The 2020 Say on Pay vote garnered broad support with approximately 93% of shareholders voting in favor of our executive compensation programs. This strong support demonstrates the Company's responsiveness to shareholders, and indicates that shareholders agreed with various action the Company took in 2020 to strengthen the link between pay and performance, including:

  •
  Establishing a performance-based long-term incentive program with 50% performance share units (PSUs) and 50% restricted stock units (RSUs).

  •
  Aligning the 2020 PSU design with the performance measures focused on the Company's strategic growth priorities in both the U.S. High-Touch Solutions and Endless Assortment businesses and total Company operating margin which eliminated overlapping measures with the short-term incentive program.

  •
  Using a 20-day average stock price to determine the number of shares awarded under our long-term incentive program to mitigate the potential for outsized long-term incentive grant values due to significant stock price volatility.

46         www.grainger.com

Executive Compensation

In recognition of the challenges and uncertainty resulting from the COVID-19 pandemic, the Company separately evaluated the 2020 compensation program against the following factors:

  •
  Financial performance, including whether the programs remain aligned with near and long-term objectives

  •
  Appropriateness of the original targets to remain relevant and challenging under current conditions

  •
  Relative workforce impact and performance to peer companies

  •
  Ability for Company programs to attract, motivate, and retain critical talent

Based on its review and considering the shareholder support for Company programs, the Compensation Committee determined that the programs are aligned with shareholder value creation and no modifications or discretionary adjustments to the 2020 NEO short-term and long-term incentive compensation programs were needed. These actions to align compensation with shareholder value creation are consistent with the philosophy and approach described throughout this CD&A.

Executive Summary

    The Company's compensation program is based upon a philosophy that is applied to all Company employees—to attract and retain the best people and provide them with appropriate performance-based incentives that encourage them to achieve results that create long-term shareholder value.

Named Executive Officers (NEOs) for 2020

The following table reflects NEO positions held as of the end of 2020. As explained below under "2021 Leadership Transitions," several leadership and role changes took place in January 2021 in connection with Mr. Okray's departure from the Company and new responsibilities assigned to Mses. Merriwether and Robbins.

D.G. Macpherson	John L. Howard	Paige K. Robbins	Deidra C. Merriwether

Proxy Statement         47

Executive Compensation

Officer	Title

D.G. Macpherson	Chairman of the Board & Chief Executive Officer (CEO)

John L. Howard	Senior Vice President & General Counsel

Paige K. Robbins	Senior Vice President, Chief Technology, Merchandising, Marketing, and Strategy Officer*

Deidra C. Merriwether	Senior Vice President & President, North American Sales & Service*

Former Officer	Title

Thomas B. Okray	Former Senior Vice President & Chief Financial Officer*

*
As of December 31, 2020.

2021 Leadership Transitions

The following leadership transitions took place in January 2021:

  •
  Mr. Okray resigned as Senior Vice President and Chief Financial Officer of the Company to pursue an opportunity at another publicly-traded company. His last day in this role at Grainger was December 31, 2020.

  •
  Robert F. O'Keef, Jr., the Company's Vice President and Treasurer, assumed additional responsibilities as interim Chief Financial Officer, effective January 1, 2021.

  •
  Ms. Merriwether was appointed Senior Vice President and Chief Financial Officer, effective January 12, 2021, succeeding Mr. O'Keef as Chief Financial Officer who continues as the Company's Vice President and Treasurer.

  •
  Ms. Robbins was appointed Senior Vice President and President of the Grainger Business Unit, effective January 12, 2021.

Compensation Philosophy

The Company's overall NEO compensation structure is designed to drive profitable growth leading to shareholder value creation and create a strong link between pay and Company short-term and long-term performance. This philosophy extends throughout the Company as employees below the executive level are also provided incentives to grow the business (Sales Growth) while achieving attractive investment returns (Return on Invested Capital, or ROIC) for the Company's shareholders. For executives, the compensation program is designed to link pay to performance and is structured to reward both annual and long-term Company performance, while not encouraging excessive risk taking. The Company is focused on its strategy of consistently gaining market share and attaining profitable sales growth through its High-Touch Solutions model and the Endless Assortment model. These objectives are directly reflected in the 2020 long-term incentive design for executives which further reinforces pay for performance.

The Company's compensation philosophy aligns with the Grainger Edge, a new strategic framework that outlines the Company's purpose, aspiration, strategy, and principles. The Grainger Edge is the foundational structure for the Company's strategy and culture with individual performance assessments for all Company employees, including NEOs, based on goals set in alignment with the Grainger Edge. For more on The Grainger Edge principles, see The Role of the Board / The Grainger Edge on page 2.

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Executive Compensation

Performance Summary

In 2020, the Company maintained a strong financial position supporting a return of capital to shareholders while making progress on strategic growth priorities, including embedding the Grainger Edge principles as a new cultural framework. Following the onset of the COVID-19 pandemic, the Company executed its pandemic plan across the organization to rapidly address customer needs, supply chain disruptions, and unprecedented macroeconomic conditions, while prioritizing the health and safety of employees. Through the collective efforts of our global workforce and leadership, the Company achieved strong operating results and ended the year with approximately less than 1% of its workforce on furlough and without any major workforce reductions.

The Company operated safely and effectively and drove strong operating results in a challenging environment while delivering a return of capital to shareholders

(1)
Organic daily sales, a non-GAAP measure, excludes results for Fabory (post June 30, 2020) and Grainger China (post August 21, 2020) in the prior year period to reflect the completed divestitures of these businesses.

(2)
Reported daily sales growth for Zoro Tools, Inc. in the U.S. and MonotaRO Co., Ltd. in Japan (excludes Zoro UK Limited).

(3)
U.S. MRO market based on Company estimates using compilation of external market data. Outgrowth measured as U.S. segment daily sales growth less estimated U.S. MRO market growth.

(4)
Total Company adjusted operating margin is a non-GAAP measure.

(5)
Adjusted ROIC is a non-GAAP measure.

*
See Appendix B to this proxy statement for a definition of these measures and for a reconciliation to the nearest comparable GAAP measure.

Incentives earned in 2020 reflect the following financial results against our performance metrics:

    •
    short-term financial results did not meet expectations and therefore the payout for the annual bonus program was below target at 84%; and

Proxy Statement         49

Executive Compensation

    •
    long-term results for the three-year 2018-2020 Performance Restricted Stock Units (PRSUs) cycle met the profitability threshold and therefore the payout for these PRSUs attained 100% of target.

Compensation Actions in Response to COVID-19

During the early stages of the pandemic, the Company decided to defer for three months paying the annual company-wide merit increases planned for April 1, 2020 until July 1, 2020. This measure was intended to allow the Company to maintain financial flexibility and preserve job continuity in the face of considerable uncertainty. In addition, the Company's executive leadership team voluntarily elected temporary base salary reductions for the second quarter of 2020, including a 50% reduction for the Chairman and CEO and 20% reductions for the executive leadership (including NEOs).

To recognize employees whose day-to-day job responsibilities required them to remain working at Grainger facilities or customer locations during this unprecedented time, beginning in March 2020, the Company provided $6.9M in premium and essential leader pay, a benefit that continued through mid-June 2020 along with other pandemic, facility closure, and dependent care pay programs. The Company also assumed the full cost for COVID-related testing and enhanced our benefit offerings with additional tools and resources to support the physical and emotional well-being of our employees and their families, including providing two weeks of additional "pandemic pay" to cover lost wages for those impacted by COVID-19.

Throughout 2020, the executive compensation program was evaluated to determine if the original design remained relevant under current conditions as well as strongly aligned with performance. After review of the Company's performance during the pandemic, the Compensation Committee determined that no discretionary adjustments to the structure of existing incentive programs or modifications to final payouts were warranted, which were determined, in each case, based on pre-pandemic performance expectations. The Committee concluded that the existing programs remained strongly aligned with the Company's pay-for-performance objectives and consistent with shareholder interests.

Compensation Elements and Pay Mix

    As part of the Company's pay for performance philosophy, the Company's compensation program includes several features that maintain alignment with shareholders.

The 2020 NEO compensation mix is comprised of base salary, short-term incentives, and long-term equity incentives including PSUs and RSUs, and a performance-based retirement vehicle. To make our long-term compensation program more performance-based, beginning in 2020, the Company replaced stock options and PRSUs with 50% performance share units (PSUs) and 50% restricted stock units (RSUs).

50         www.grainger.com

Executive Compensation

Compensation Elements Introduced in 2020:    The Company's current long-term incentive design and underlying metrics correspond directly with the Company's strategic initiatives, which are critical to providing sustained shareholder returns and future growth. As previewed in our proxy statement for the 2020 annual meeting of shareholders, the metrics for 2020 PSU awards focus on three-year average U.S. share gain, endless assortment business revenue growth, and adjusted operating margin(1). The Compensation Committee selected these performance measures because they are directly aligned with the Company's business strategy to gain share and grow profitability as:

    •
    Accelerating share gain in the Company's U.S. High-Touch Solutions business is directly connected to the Company's focus on top line growth and expanding its leadership position in the U.S. MRO space by being the go-to-partner for customers who build and run safe, sustainable and productive operations.

    •
    Profitable revenue growth in the Endless Assortment businesses is an important growth driver for the Company.

    •
    Adjusted operating margin(1) balances the above growth initiatives by focusing management on attaining profitability targets as the Company grows, which over time, we believe will lead to improved shareholder returns.

(1)
2020 adjusted operating margin is a non-GAAP financial measure. For a definition of this measure and for a reconciliation to the nearest comparable GAAP measure, see Appendix B to this proxy statement.

Proxy Statement         51

Executive Compensation

Compensation Elements Continuing from 2019—The design of the Company's annual incentive plan, retirement and base salary practices remain unchanged in 2020. The annual incentive plan focuses on one-year sales growth compared to the prior year and a predetermined level of ROIC, with both measures linked to the Company's one-year plan. Performance is measured at the Company-wide level. Short-term incentive plans are capped at 200% of the target award.

Effective January 1, 2021, the Company's new Retirement Savings Plan replaced the Company's Employees Profit Sharing Plan as the primary Company-sponsored retirement vehicle for U.S.-based employees. The Retirement Savings Plan provides for a 6% Company contribution to the 401(k) plan.

Total Target Compensation

Target total compensation for the Company's employees is generally set to approximate the market median, with differentiation based on tenure, skills, proficiency, and performance as required to attract and retain key talent. The weighting of the individual compensation components varies by level, with more senior level executives having a greater emphasis on performance-based long-term compensation—which aligns management incentives to the interests of shareholders. NEO compensation is generally structured so that the largest individual component is long-term equity, followed by base salary and performance-based annual incentives. Each NEO's compensation is compared to equivalent positions in a comparator group selected by the Compensation Committee (with assistance from the Committee's independent compensation consultant) and nationally recognized surveys. NEO base salaries and long-term incentive grant values are determined based on many factors including individual performance, responsibilities, internal equity and the overall relation to market levels of compensation.

These components and the use of performance-based pay are generally aligned with the compensation mix of the comparator group and survey data. The tables below show compensation components as a percentage of the total target compensation package. While Grainger no longer grants stock options, the table includes stock options in the performance-based pay category for the comparator group.

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Company Compensation Practices

Overall, the Company's compensation program is designed to be straightforward and understandable to its employees and shareholders, and to drive long-term shareholder value creation by aligning compensation with both individual and Company performance. The Company's compensation programs also maintain alignment with shareholders and best practices by not including certain features as outlined below.

Determination of Total Target Compensation

The Compensation Committee is charged with ensuring that compensation, especially for executives, is linked to both individual and Company performance, and ensuring that compensation policies and practices for all employees do not include incentives to take inappropriate risk.

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In setting individual compensation levels, the Compensation Committee completes the following key actions:

Risk Mitigating Actions

    The Company's compensation programs are designed to include risk-mitigating features, and the Compensation Committee also engaged its independent compensation consultant to assist in the process of an annual internal risk assessment of all incentive-based compensation, including short-term and long-term incentive programs.

The Compensation Committee's oversight responsibility includes assessing the relationship between potential risk created by the Company's compensation programs and their impact on long-term shareholder value. The Company believes that the appropriate metrics are used in its incentive plan design and the metrics do not create unreasonable risk. In order to encourage profitable growth while protecting shareholders' interests, the Company's compensation programs includes the following risk mitigating components such as:

  •
  balanced performance measures—sales growth combined with profitability;

  •
  robust performance measure selection and rigorous targets;

  •
  balanced mix of short-term and long-term incentives;

  •
  balanced mix of equity vehicles—time-based and performance-based shares;

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  •
  strong claw-back provisions to recoup incentive compensation;

  •
  stock ownership, retention, and holding requirements; and

  •
  clear business conduct guidelines.

The Company has established recoupment policies with respect to executive compensation in the event of fraud, criminal misconduct, materially inaccurate financial statements, conduct that violates Company policy, misconduct that causes or is discovered to have caused damage or injury to the Company's property or reputation or violations of non-competition or non-solicitation agreements, or in the event an Executive receives any amount in excess of what the executive should have received for any reason.

Further, both the existing Change in Control Agreements and awards under the W.W. Grainger, Inc. 2015 Incentive Plan, as amended and restated as of October 31, 2018 (the 2015 Incentive Plan), have double-trigger change in control provisions.

Risk Assessment

Since 2009, the Compensation Committee has engaged its independent compensation consultant to conduct a risk assessment that is completed every three years. Deloitte Consulting conducted the Company's most recent triennial risk assessment in 2018 and the results were discussed with the Compensation Committee. For the interim years, the Company conducts an annual internal risk review based on practices and methodologies recommended by the Compensation Committee's independent compensation consultant.

Based on the risk review conducted in 2020 and the Compensation Committee's discussions, the Compensation Committee does not believe that the Company's compensation policies and practices are reasonably likely to have a material adverse effect on the Company. The Company continues to monitor and evaluate the above mitigating practices as part of its annual review process.

Compensation Philosophy, Plans, and Practices

Compensation Committee of the Board

    The Compensation Committee is responsible for the Company's compensation programs.

The Compensation Committee oversees the Company's compensation and benefit programs for all officers and other employees. The Compensation Committee is responsible for ensuring that the Company's compensation practices provide appropriate incentives to increase long-term shareholder value, reflect the highest level of integrity, and protect the interests of shareholders. One of its responsibilities is to make certain that a competitive compensation structure is in place that will attract, reward, and retain employees and to motivate them to grow the business profitably. Under its charter, the Compensation Committee makes executive compensation decisions and recommends actions to the Board of Directors and to shareholders (for example, related to the advisory Say on Pay vote or equity plan proposals), as appropriate.

In setting individual compensation levels, the Compensation Committee selects a compensation comparator group of companies and reviews studies of total compensation paid to executives in those comparator group companies with similar duties and responsibilities. The Compensation Committee then considers a variety of reference points, including competitive compensation data at the 25th, 50th, and 75th percentiles, individual and Company performance, the executive's overall experience,

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replaceability, internal equity, unique skills, and management's recommendation to determine appropriate compensation for each executive. All elements of compensation are valued and reviewed in evaluating the relative competitiveness of the Company's compensation practices against the comparator group. Target total compensation for the Company's executives (including the NEOs) is generally set to approximate the market median.

The Compensation Committee reviews at least annually a tally sheet for each NEO to evaluate the potential value of all compensation. The tally sheet includes each NEO's current base salary, annual incentive award, and the value of all outstanding equity-awards (both vested and unvested), deferrals, benefits, and perquisites, as well as potential payments under retirement and certain change in control situations. Since no NEO has an employment agreement with the Company that guarantees continued employment, the tally sheets also facilitate the Compensation Committee's evaluation of vested and unvested awards and the retention value of these awards.

In discharging its responsibilities, the Compensation Committee regularly consults with independent advisors, compensation consultants, and the Company's management. After a review of the factors prescribed by the SEC and the NYSE, the Compensation Committee determined that its 2020 Independent Compensation Consultants are independent advisors under the applicable rules and regulations. The Compensation Committee's charter is available in the Governance section of Grainger's website at http://invest.grainger.com/.

Role of Management

    Management assists the Compensation Committee in the design, recommendation, and implementation of compensation programs.

Members of management (including the NEOs and the CEO's other direct reports) assist the Compensation Committee by routinely recommending programs that management believes will provide the appropriate level of compensation and incentives consistent with the Company's compensation philosophy. Consistent with this process, management works with the Compensation Committee's independent compensation consultant to develop market information and recommends adjustments in base salaries, annual incentive targets, and long-term incentive awards to be reviewed by the Compensation Committee and approved by the Board. For NEOs other than Mr. Macpherson, the recommendations also include the structure and targets of short-term and long-term incentive programs, as well as changes to programs required for regulatory compliance. These recommendations are reviewed and approved by the Chairman of the Board and CEO before they are presented to the Compensation Committee. Mr. Macpherson's compensation is reviewed by the Compensation Committee in conjunction with its independent compensation consultant and is approved by the independent directors in executive session without management present.

Compensation Comparator Group

    The Company's compensation program is regularly benchmarked against a Compensation Committee-approved comparator group of companies that are similar to the Company in size and complexity and nationally recognized compensation surveys. The Company performs these studies to understand current market practices and to provide a reference point for compensation discussions.

Every year, the Compensation Committee determines a compensation comparator group of companies and undertakes a study of total compensation paid to executives occupying similar positions with similar duties and responsibilities in the comparator companies. All elements of compensation are valued and

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considered when determining the relative competitiveness of the Company's compensation practices. Consistent with this practice, a comparator group compensation study was conducted in 2020 (2020 Compensation Study).

Based on the 2020 Compensation Study, the previous comparator group was updated to include Stanley Black & Decker, Inc. due to its comparable business characteristics and operational similarities to the Company, and to remove Anixter International Inc., due to its acquisition by WESCO International Inc. (an existing peer), and Ingersoll-Rand plc, due its divestiture of its industrial segment. The 2020 comparator group consists of 17 companies that are relatively similar in complexity and size to Grainger and represent the types of major companies with which Grainger historically competes for executive talent. The companies that were selected for the 2020 Compensation Study are generally within a range of 0.5 to 2.0 times Grainger's annual revenue. The competitive market for executive talent includes companies both within and outside the same industry or sector as the Company. Most of the Company's publicly traded direct competitors tend to be too small in sales or scope of operations for direct compensation comparisons with the Company. Including a broader range of companies provides a more representative depiction of the Company's competitive market for talent. Therefore, companies used for compensation comparison purposes differ from those in the industry indices used in the Company Performance Graph in Part II, Item 5 of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

The Committee relied on its 2020 Independent Compensation Consultants for survey and market data. The role of management in selecting the comparator group was limited to providing general comments on the relevance of each industry represented by the comparator companies.

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Executive Compensation

Listed below are the 2020 Compensation Study comparator group and the 2019 revenues and enterprise values for each company.

Company	2019 Revenue ($mil)*	2019 Enterprise Value ($mil)**

Avnet, Inc.	$19,519	$5,752

Beacon Roofing Supply, Inc.	$7,105	$5,119

CDW Corporation	$18,032	$24,165

Eaton Corporation plc	$21,390	$46,934

eBay Inc.	$10,800	$34,702

Fastenal Company	$5,334	$21,686

Genuine Parts Company	$19,392	$19,525

HD Supply Holdings, Inc.	$6,047	$9,120

Henry Schein, Inc.	$9,986	$11,967

Illinois Tool Works Inc.	$14,109	$63,739

Insight Enterprises, Inc.	$7,731	$3,466

LKQ Corporation	$12,506	$15,797

Parker-Hannifin Corporation	$14,320	$31,777

Sanmina Corporation	$8,234	$2,347

Stanley Black & Decker, Inc.	$14,442	$31,550

Univar Solutions Inc.	$9,287	$7,148

WESCO International, Inc.	$8,359	$3,972

25th Percentile	$8,234	$5,752

50th Percentile	$10,800	$15,797

75th Percentile	$14,442	$31,550

W.W. Grainger, Inc.	$11,486	$20,551

Percent Rank	53%	59%

*
Revenue is for Fiscal Year 2019.

**
Enterprise Value is calculated as market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents, as of 12/31/2019.

The Compensation Committee reviewed and approved the comparator group and considered the findings of the 2020 Compensation Study in conjunction with a tally sheet listing the potential value of all compensation available for the NEOs. The Compensation Committee concluded that the NEOs' earned and potential awards for 2020 were consistent with the Company's pay philosophy, Company and individual performance, and market practices (as reflected in the 2020 Compensation Study). The next Compensation Study and comparator group validation is scheduled to take place in 2021.

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Base Salaries

    Base salaries are intended to provide an appropriate level of fixed compensation to attract and retain executives. Base salaries are determined after a detailed evaluation of individual performance, competitive market levels, and executive experience.

Following the annual performance management review process (which is similar to the process in which all employees participate), base salaries are reviewed and adjusted (if appropriate) to reflect individual and Company performance with goals set in alignment with the Grainger Edge, base salaries for comparable positions from market studies, experience, tenure, fairness and internal equity.

Base salary increases for the NEOs, with the exception of Mr. Macpherson, are reviewed and approved by the Chairman of the Board and CEO before they are presented to the Compensation Committee for review and recommendation to the Board. The Compensation Committee reviews these recommendations in conjunction with its independent compensation consultant.

The compensation awarded to Mr. Macpherson was determined by the independent directors with assistance from the Compensation Committee and its independent compensation consultant. The Compensation Committee reviews and approves the corporate goals and objectives relevant to Mr. Macpherson's compensation and evaluates his performance in light of those goals and objectives. The Compensation Committee recommended, and the independent directors approved in executive session without management present, Mr. Macpherson's compensation level based on this evaluation.

During the early stages of the pandemic, the Company decided to defer for three months paying the annual company-wide merit increases planned for April 1, 2020 until July 1, 2020. In addition, the Company's executive leadership team voluntarily elected temporary base salary reductions for the second quarter of 2020 with a 50% reduction for the Chairman and CEO and 20% for the executive leadership (including NEOs). Salaries were reinstated and certain salaries were increased effective July 1, 2020 as follows:

Name	2019 Annualized Base Salary	Annualized Base Salary Effective 7/1/2020	Annualized Base Salary Percent Change (3)	Actual 2020 Base Salary Increase Percent (4)

D.G. Macpherson	$1,060,900	$1,060,900	0%	–9%

Thomas B. Okray	$715,000	$730,000	2%	0%

John L. Howard	$715,000	$720,000	1%	–1%

Paige K. Robbins (1)	$570,000	$570,000	0%	–1%

Deidra C. Merriwether (2)	$475,000	$530,000	0%	–1%

(1)
Ms. Robbins' base salary was increased from $530,000 to $570,000 effective November 1, 2019 to reflect the expansion of her role and responsibilities.

(2)
Ms. Merriwether's base salary was increased from $475,000 to $530,000 effective January 1, 2020 to reflect the expansion of her role and responsibilities.

(3)
Percentage increase based on annualized base salary.

(4)
Reflects actual base salary including reduction in base salaries based on deferral of Company-wide merit increases from April 1st to July 1st and temporary base salary reductions for the second quarter of 2020 with a 50% reduction for the Chairman and CEO and 20% for NEOs.

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Executive Compensation

Annual Incentives

    Annual incentives are intended to provide an appropriate level of variable compensation to encourage executives to achieve annual results that create shareholder value without encouraging excessive risk taking.

NEOs are eligible to receive short-term cash-based incentives on the achievement of specified annual Company-wide financial performance measures set forth in the Company Management Incentive Program (MIP). The Company structures the MIP to motivate performance that balances short-term and long-term results and aligns the interests of management with shareholders.

Each NEO's target incentive award under the annual incentive program is based on a review of competitive market practice and is designed to approximate a market value that is generally at the median of the comparator group.

The following table displays the 2020 MIP target payment applicable to each NEO.

Name	2020 Target Incentive (as a % of base salary)	Performance Results (as a % of the target)

D.G. Macpherson (1)	150%	84%

Thomas B. Okray (2)	95%	0%

John L. Howard	80%	84%

Paige K. Robbins	80%	84%

Deidra C. Merriwether	80%	84%

(1)
Mr. Macpherson's 2020 target incentive was increased from 135% to 150% effective April 1, 2020.

(2)
Mr. Okray resigned as Senior Vice President and Chief Financial Officer of the Company to pursue an opportunity at another publicly-traded company. His last day in this role at Grainger was December 31, 2020. Accordingly, Mr. Okray was not eligible to receive a 2020 MIP payment.

The final payout is based as a percentage of the NEO's annualized base salary as of December 31, 2020 and total Company results. The 2020 MIP was based on the Company's 2020 Adjusted ROIC (see Appendix B) and year-over-year daily sales growth. The Company determined the payment earned for ROIC and the payment earned for sales growth, and the two amounts were added together:

MIP Payment = (ROIC Performance + Sales Growth Performance)

The Company believes the design of the annual incentive program supports the creation of shareholder value as it encourages management to focus on profitable sales growth and ROIC. The basic framework of the MIP has been in place for more than 10 years, although specific objectives and performance target levels have been modified on a year-by-year basis in light of the current economic and competitive environment. This framework was selected to align with Company strategy and to balance sales growth with profitability, efficiency, expense management, and asset management. ROIC reflects how effectively management uses Company assets and is generally defined by the Company as pre-tax operating earnings divided by net working assets. Year-over-year daily sales growth is determined by year-over-year results. Acquisitions and divestitures that occur during the year are not included in the calculation of daily sales growth or ROIC. These measures are consistent with the Company's objective of growing profitably over time, which it believes is closely linked with shareholder value creation.

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The following table shows the performance and payout scenarios that were established at the beginning of the year for 2020:

ROIC Performance (1)	% Payout (2)

< 14.3%	0%

28.1%	40%

29.5% to 29.8%	50%

31.3%	60%

45.1%	100%

Daily Sales Growth Performance (3)	% Payout (2)

< –10.3%	0%

3.2%	40%

4.5 to 4.9%	50%

6.0%	60%

19.8%	100%

(1)
2020 Adjusted ROIC is a non-GAAP financial measure. For a definition of this measure and for a reconciliation to the nearest comparable GAAP measure, see Appendix B to this proxy statement.

(2)
Payouts are interpolated on a straight-line basis.

(3)
For the year 2020, reported daily sales growth was 3.5% and 2020 Adjusted ROIC (see footnote (1) immediately above) was 28.2%. This resulted in a final MIP payout of 84% of target (no discretion was exercised).

The Company believes that it establishes ROIC and sales growth targets that are rigorous and provide an appropriate level of motivation. Under the terms and conditions of the MIP, the Committee has the discretion to adjust the reported financial results for incentive plan purposes to correct for any unusual circumstances, both positive and negative, that might affect ROIC or sales growth. However, as noted earlier, the Compensation Committee did not elect to modify or exercise discretion for existing 2020 NEO compensation programs, including the MIP. After reviewing several factors, including financial performance relative to peers and pay for performance alignment, the Committee concluded that the original construct and targets remained appropriate under current conditions.

Long-Term Incentives

    The Company provides annual long-term incentives to NEOs and other key managers in order to:

  •
  align the Company's long-term business strategy and goals with those that increase shareholder value;

  •
  achieve financial performance that balances growth, profitability, and asset management;

  •
  reward management for taking prudent action and achieving results that create shareholder value;

  •
  attract qualified leaders to join the Company; and

  •
  retain management through business cycles.

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Executive Compensation

The Company's long-term incentives for NEOs are provided under shareholder-approved incentive plans. The target number of shares granted to the NEOs is designed to approximate the median economic value of the compensation comparator group or applicable survey data for comparable jobs. The Compensation Committee annually establishes the target value of the award based on the executive's position. The actual award may be adjusted up or down to reflect individual performance.

After careful review and consideration informed by the Company's engagement with shareholders following the 2019 Say on Pay voting results, the Company retired its prior long-term incentive program comprised of 50% Performance Restricted Stock Units (PRSUs) and 50% stock options; with the final grant of stock options and PRSUs occurring in 2019. In response to shareholder input and a review of market practice, the Company's 2020 program uses a mix of 50% PSUs and 50% RSUs. Beginning with the 2020 equity grants, the Company also adjusted the methodology for calculating the number of shares to both directors and grant-eligible employees from a 20-day average stock price ended January 31 to a 20-day average stock price ended March 31 to better reflect market practice and to reduce short-term volatility between the value used to convert shares and the stock price value on the day of grant.

2020 NEO Long-Term Incentives Overview

The long-term incentives provided to NEOs during 2020 are summarized as follows:

Award	Weight	Vesting	Performance Measure

Performance Share Units (PSUs)	50%	Three-year cliff vesting contingent on performance	U.S. share gain, endless assortment businesses' revenue growth, and adjusted operating margin (1) percentage, with each metric equally weighted.

Restricted Stock Units (RSUs)	50%	Three-year graded vesting	Grant allocated based on individual performance; long-term value based on appreciation in stock price.

(1)
2020 adjusted operating margin is a non-GAAP financial measure. For a definition of this measure and for a reconciliation to the nearest comparable GAAP measure, see Appendix B to this proxy statement.

As noted earlier, the Compensation Committee did not elect to modify or exercise discretion for existing 2020 NEO compensation programs, including the long-term incentive program. The Company continuously evaluates its long-term incentive program against its objective to provide appropriate incentives to drive long-term shareholder value creation, align management with the Company's strategic initiatives, and remain responsive to market practice.

2020 Performance Share Units (PSUs)

The Company's 2020 Performance Share Unit program provides the NEOs and other executives with a potential share payout depending on U.S. share gain, endless assortment businesses' revenue growth, and adjusted operating margin(1) achievement over a three-year cycle measured at the end of the third year based on the period average. The Compensation Committee (with the assistance of its independent compensation consultant) and management perform a thorough analysis in setting the financial measures and threshold, target, and maximum goals for a three-year performance cycle that begins January 1 of the first year. No dividend equivalents are paid on PSUs. The Compensation Committee may use different objectives and targets from year to year to maximize alignment with then-current business objectives and to reflect economic conditions.

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The Company believes that these metrics are essential to gaining share and achieving profitable growth and are the appropriate performance measures to align with our pay for performance philosophy. This award will remain at risk through 2023.

2020 Restricted Stock Units (RSUs)

The Company's RSU program provides the NEOs and other executives with RSUs denominated in units of common stock with grants allocated based on individual performance. RSUs align NEO's and other executives' interests with stock price movement over time and three-year vesting encourages meaningful retention.

2018-2020 Performance Restricted Stock Unit (PRSUs)

The Company's 2018 PRSU program vested in 2020. The 2018 PRSU program was designed to provide NEOs and other executives with a potential share payout depending on ROIC achievement over a three-year cycle with the actual number of shares paid to an NEO being either 0% or 100% of the target number of PRSUs awarded. The ROIC component was measured at the end of the third year based on the three-year average. These measurement dates reinforced a long-term focus. No dividend equivalents were paid on PRSUs.

The 2018 PRSU Program focused on maintaining profitability over a three-year period and retaining key talent during our pricing initiative. Vesting was based on achieving total Company three-year average ROIC threshold at or above 18%, as shown in the table below.

Three-Year Average ROIC Performance (2018 - 2020) (1)	% Payout

<18%	0%

≥18%	100%

(1)
2018-2020 Adjusted Average ROIC is a non-GAAP financial measure. For a definition of this measure and for a reconciliation to the nearest comparable GAAP measure, see Appendix B to this proxy statement.

The 2018-2020 Adjusted Average ROIC was 28.6%. Accordingly, the profitability threshold was achieved, and participants earned 100% of their target. The Compensation Committee has approved the Company's calculation of 2018-2020 Adjusted Average ROIC for purposes of the 2018-2020 PRSU cycle.

Other At Risk Awards

The last grant under the PRSU program was made in 2019, with the same features as the 2018 program. The 2019 PRSU program focuses on maintaining a threshold level of profitability over a three-year period. Vesting is based on achieving total Company three-year average ROIC at or above 18%, consistent with the 2018 PRSU program design. This award will remain at risk through 2021.

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Executive Compensation

Stock Ownership Guidelines

    As of December 31, 2020, all officers subject to stock ownership guidelines, including the NEOs, are in compliance with the guidelines.

The Company continues to believe that requiring executive ownership of Company stock creates alignment between executives and shareholders and encourages executives to act to increase shareholder value. In 1996, the Company established stock ownership guidelines for its NEOs and other officers. In 2011, the Company increased the minimum ownership requirement for the CEO from 5x base salary to 6x and established a retention ratio for equity awards. The stock ownership guidelines for the current NEOs are as follows:

NEO	Minimum Ownership Requirement as a Percentage of Base Salary	Currently in Compliance?

D.G. Macpherson	6x	Yes

Thomas B. Okray (1)	3x	Yes

John L. Howard	3x	Yes

Paige K. Robbins	3x	Yes

Deidra C. Merriwether	3x	Yes

(1)
Mr. Okray resigned as Senior Vice President and Chief Financial Officer of the Company effective December 31, 2020 to pursue an opportunity at another publicly-traded company

These stock ownership guidelines must be met within three years of being appointed an officer or assuming a new position and are reviewed annually by the Board. NEOs are required to hold net shares realized from exercised option shares and other stock awards until ownership requirements are met. Officers who fail to achieve these ownership levels will not be allowed to sell shares received from the vesting of equity awards until they comply with the guidelines. Shares owned directly by the officer (including those held as a joint tenant or as a tenant in common), shares owned in a self-directed IRA, shares owned or held for the benefit of a spouse or minor children, PRSUs, and RSUs are counted toward meeting the guidelines. Stock options (whether vested or unvested) and performance share awards are not counted toward meeting the ownership guidelines.

Hedging and Pledging Prohibition

The Company's Business Conduct Guidelines (which are available under "Governance" in the Investor Relations section of our website at http://invest.grainger.com/) prohibit employees and the Board of Directors from engaging in any financial arrangement (including, without limitation, short sales, put and call options) that establish a short position in Company stock and are designed to hedge or offset, any decrease in market value of the Company's (or its subsidiaries') equity securities. Company officers and Directors are also prohibited from pledging any Company stock as collateral for a loan or for a margin account. No Directors or executive officers have hedged or pledged any of the shares beneficially owned by them.

Other Benefits

The other components of the Company's compensation program for NEOs are substantially similar to those available for most of the Company's other employees, other than the benefits discussed in this section. This includes the same health and welfare benefits and the same retirement profit sharing

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contribution methodology that is applied to the U.S.-based employees who are retirement profit sharing participants. The Company provides Supplemental Profit Sharing Plans solely to maintain an equal percentage of retirement profit sharing compensation contribution to approximately 149 employees, including NEOs, who would be subject to contribution or compensation limitations imposed on qualified plans by the Internal Revenue Code. The Company does not provide any other supplemental retirement benefits to its NEOs or other employees based in the United States.

For 2020, the Company's annual contribution to retirement profit sharing is based on ROIC. Under the terms of the Profit Sharing Plan, the Company contributes a minimum of 8% of payroll to the plan and provides for additional contribution if a threshold return on capital is achieved. The Company's Profit Sharing Plan includes a 401(k) feature for all U.S.-based employees, including the NEOs. Of the 8% Company minimum contribution, the first 3% (which is funded from the retirement profit sharing pool) will go into the 401(k). Effective January 1, 2021, the Retirement Savings Plan replaced the Company's Profit Sharing Plan as the primary Company-sponsored retirement vehicle for U.S.-based employees. The Retirement Savings Plan provides for a 6% Company contribution to the 401(k) plan.

Effective April 2011, the Company requires that the NEOs and certain other Company officers have periodic physical examinations that are paid for by the Company. The Company believes that periodic physical exams are helpful in maintaining the effectiveness of its executive talent. There are currently seven participants in the program.

Messrs. Macpherson and Howard have grandfathered participation in the Company's Executive Death Benefit Plan that was discontinued effective December 31, 2009. The beneficiary of a participant who dies while employed by the Company is entitled to a taxable benefit of 120 monthly payments of 50% of the participant's monthly compensation, calculated on the basis of salary and target annual incentive. The Company's policy is that, unless offered to other employees, it will not make payments, grants, or awards following the death of an executive in the form of unearned salary or unearned bonuses, accelerated vesting or the continuation in force of unvested equity grants, awards or un-granted equity, perquisites, and other payments or awards made in lieu of compensation.

Mr. Howard has grandfathered participation in the Company's Voluntary Salary and Incentive Deferral Plan, which was discontinued effective December 31, 2016 (the Voluntary Salary and Incentive Deferral Plan). Participants of this plan were previously able to defer up to 50% of their base salary and up to 85% of their bonus through this plan.

Officers are allowed the business use of corporate aircraft, which is chartered by the Company from a third party provider on an as-needed basis, while Mr. Macpherson is allowed personal use of corporate aircraft, subject to reimbursement of the full cost of use. Officers also are allowed the business use of a car and driver, while Mr. Macpherson is allowed personal use of a car and driver, subject to reimbursement of the incremental cost of use. These benefits represent a cost-effective method of allowing the Company's top executives to more effectively use their time. All other benefits, including the retirement profit sharing contribution percentages and various welfare benefits provided to U.S. NEOs and other executive officers, are comparable to those provided to the majority of salaried and hourly U.S.-based Company employees.

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Compensation Tables

Summary Compensation Table

Name and Principal Position*	Year	Salary(1)	Bonus	Stock Awards(2)	Option Awards(3)	Non-Equity Incentive Plan Comp.(4)	Change in Pension Value and NQDC Earnings	All Other Comp.(5)	Total

D. G. Macpherson	2020	$969,091	$0	$4,761,519	$0	$1,303,316	$0	$441,452	$7,475,378
Chairman of the Board &	2019	$1,053,175	$0	$2,901,333	$2,081,098	$1,074,161	$0	$555,360	$7,665,127
Chief Executive Officer	2018	$1,030,000	$0	$4,086,887	$3,100,501	$1,842,464	$0	$395,992	$10,455,844

Thomas B. Okray	2020	$714,827	$0	$1,571,661	$0	$0	$0	$99,158	$2,385,646
Sr. Vice President &	2019	$711,250	$0	$885,359	$634,924	$482,625	$0	$162,886	$2,877,044
Chief Financial Officer	2018	$498,630	$0	$2,450,059	$0	$567,000	$0	$795,845	$4,311,534

John L. Howard	2020	$709,442	$0	$1,000,279	$0	$483,840	$0	$324,391	$2,517,952
Sr. Vice President &	2019	$712,500	$0	$565,733	$405,659	$429,000	$0	$397,717	$2,510,609
General Counsel	2018	$703,533	$0	$796,617	$604,376	$749,486	$0	$185,994	$3,040,006

Paige K. Robbins	2020	$563,423	$0	$619,357	$0	$383,040	$0	$77,708	$1,643,528
Sr. Vice President Chief Technology,	2019	$531,667	$0	$270,519	$194,040	$342,000	$0	$110,016	$1,448,242
Merchandising, Marketing and Strategy Officer	2018	$508,500	$0	$846,722	$262,778	$516,375	$0	$118,944	$2,253,319

Deidra C. Merriwether	2020	$523,885	$0	$523,887	$0	$356,160	$0	$61,577	$1,465,509
Sr. Vice President & President,	2019	$469,491	$0	$221,411	$158,748	$204,844	$0	$80,479	$1,134,972
North America Sales & Service	2018	$448,922	$0	$293,843	$210,209	$305,749	$0	$100,035	$1,358,758

  *
  Titles as of December 31, 2020. Mr. Okray resigned as Senior Vice President and Chief Financial Officer of the Company effective December 31, 2020.

(1)
Reflects actual reduction in base salaries based on deferral of Company-wide merit increases from April 1 to July 1, 2020 and temporary base salary reductions for the second quarter of 2020 with a 50% reduction for the Chairman and CEO and 20% for NEOs.

(2)
Represents the grant date fair value of stock awards computed in accordance with FASB ASC Topic 718 and with PSUs calculated at target achievement. PSUs have a maximum payout of 200% of the target award. Therefore, the PSU awards at 200% of target would have a grant date fair value of $4,590,313, $1,515,150, $964,313, $597,088, and $505,050 for Messrs. Macpherson, Okray, and Howard, and Mses. Robbins and Merriwether, respectively. Mr. Okray stepped down as Senior Vice President and Chief Financial Officer as of December 31, 2020 and forfeited any unvested equity awards as of his employment termination date.

(3)
Represents the grant date fair value of option awards computed in accordance with FASB ASC Topic 718. Further details with respect to these awards are included in the Company's audited financial statements included in the Annual Report on Form 10-K for the relevant fiscal year ended. Mr. Okray exercised 3,118 shares of vested stock options on February 8, 2021. Under the existing provisions of the Long-Term Incentive Plan, he was entitled to exercise vested stock options within 3 months after his employment termination date.

(4)
Mr. Okray was not eligible to receive a 2020 MIP payment based on his employment termination date.

(5)
For 2020, includes contributions accrued under the Company's profit sharing plan and the related supplemental profit sharing plan ($175,343, $99,158, $93,889, $72,938, and $56,807 for Messrs. Macpherson, Okray, and Howard, and Mses. Robbins and Merriwether respectively). It also includes the incremental cost of the frozen Executive Death Benefit Program ($266,109 and $224,782 for Messrs. Macpherson and Howard, respectively) and the cost of executive physicals ($5,720, $4,770, $4,770 for Mr. Howard and Mses. Robbins and Merriwether, respectively).

66         www.grainger.com

Executive Compensation

Grants of Plan-Based Awards

									All Other
									Stock	Grant
									Awards:	Date Fair
			Estimated Future Payouts			Estimated Future Payouts			No. of	Value of
			Under Non-Equity Incentive			Under Equity Incentive			Shares of	Stock and
	Grant	Approval	Plan Awards (1)			Plan Awards (2)			Stock or	Option

Name	Date	Date	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Awards (3)

D. G. Macpherson			$0	$1,551,566	$3,103,133
	4/1/20	2/18/20				0	9,925	19,850		$2,295,156
	4/1/20	2/18/20							9,925	$2,466,363

Thomas B. Okray			$0	$684,375	$1,368,750
	4/1/20	2/18/20				0	3,276	6,552		$757,575
	4/1/20	2/18/20							3,276	$814,086

John L. Howard			$0	$576,000	$1,152,000
	4/1/20	2/18/20				0	2,085	4,170		$482,156
	4/1/20	2/18/20							2,085	$518,123

Paige K. Robbins			$0	$456,000	$912,000
	4/1/20	2/18/20				0	1,291	2,582		$298,544
	4/1/20	2/18/20							1,291	$320,814

Deidra C. Merriwether			$0	$424,000	$848,000
	4/1/20	2/18/20				0	1,092	2,184		$252,525
	4/1/20	2/18/20							1,092	$271,362

(1)
Represents potential amounts under the 2020 MIP. Actual payout amounts under the 2020 MIP are included in the "Non-Equity Incentive Plan Comp." column of the Summary Compensation Table. Mr. Okray resigned as Senior Vice President and Chief Financial Officer of the Company. His last day in this role at Grainger was December 31, 2020. Accordingly, Mr. Okray was not eligible to receive a 2020 MIP payment.

(2)
The number of shares that may be earned for the 2020 grant of PSUs are either 0% or 200% of the target award and will be determined based on the Company's achievement of three-year average performance goals for: U.S. Share Gain, Endless Assortment revenue growth, and adjusted operating margin, with each metric weighted equally (2020 adjusted operating margin is a non-GAAP financial measure. For a definition of this measure and for a reconciliation to the nearest comparable GAAP measure, see Appendix B to this proxy statement.). The awards were made under the 2015 Incentive Plan. Mr. Okray forfeited unvested equity awards, including the 2020 grant of PSUs, as of his employment termination date.

(3)
Represents the grant date fair value of awards of RSUs and PSUs at target payout as calculated under FASB ASC Topic 718 without allocating over the vesting period. As noted above, Mr. Okray forfeited unvested equity awards, including the 2020 grant of RSUs and PSUs. Mr. Okray exercised 3,118 shares of vested stock options on February 8, 2021. Under the existing provisions of the Long-Term Incentive Plan, he was entitled to exercise vested stock options within 3 months after the employment termination date.

Proxy Statement         67

Executive Compensation

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards

Name*	No. of Securities Underlying Unexercised Options Exercisable (1)	No. of Securities Underlying Unexercised Options Unexercisable (1)	Equity Incentive Plan Awards: No. of Securities Underlying Unexercised Unearned Options	Option Exercise Price (2)	Option Expiration Date (3)	No. of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested (4)	Equity Incentive Plan Awards: No. of Unearned Shares, Units or Other Rights That Have Not Vested (5)	Equity Incentive Plan Awards: Market or Payout of Unearned Shares, Units or Other Rights That Have Not Vested (6)

D. G. Macpherson	15,741 (7)			$245.86	4/23/2023	9,925 (14)	$4,052,775	52,904 (15)	$21,602,819
	12,266 (8)			$248.22	4/29/2024
	14,380 (9)			$231.88	3/31/2025
	23,827 (10)			$234.38	3/31/2026
	36,415 (11)			$231.20	4/2/2027
		46,063 (12)		$276.64	4/1/2028
	10,221 (11)	20,442 (13)		$311.26	3/31/2029

Thomas B. Okray	3,118 (11)			$311.26	3/31/2029

John L. Howard	9,728 (9)			$231.88	3/31/2025			7,071 (16)	$2,887,372
	12,390 (10)			$234.38	3/31/2026
	8,607 (11)			$231.20	4/2/2027
		8,979 (12)		$276.64	4/1/2028
	1,992 (11)	3,985 (13)		$311.26	3/31/2029

Paige K. Robbins	2,330 (7)			$245.86	4/23/2023	4,079 (17)	$1,665,619	3,546 (18)	$1,447,974
	2,127 (8)			$248.22	4/29/2024
	3,122 (9)			$231.88	3/31/2025
	3,813 (10)			$234.38	3/31/2026
	2,814 (11)			$231.20	4/2/2027
		3,904 (12)		$276.64	4/1/2028
	953 (11)	1,906 (13)		$311.26	3/31/2029

Deidra C. Merriwether	2,127 (8)			$248.22	4/29/2024	3,398 (19)	$1,387,539	1,872 (20)	$764,412
	2,496 (9)			$231.88	3/31/2025
	2,860 (10)			$234.38	3/31/2026
	2,318 (11)			$231.20	4/2/2027
		3,123 (12)		$276.64	4/1/2028
	779 (11)	1,560 (13)		$311.26	3/31/2029

  *
  Mr. Okray resigned as Senior Vice President and Chief Financial Officer as of December 31, 2020 and forfeited unvested equity awards as of his employment termination date. Mr. Okray exercised 3,118 shares of vested stock options on February 8, 2021. Under the existing provisions of the Long-Term Incentive Plan, he was entitled to exercise vested stock options within 3 months after the employment termination date.

(1)
Represents stock option awards with a ten-year term and three-year cliff vesting for awards granted through 2018; three-year graded vesting for awards granted in 2019. Upon retirement from the Company, unvested options automatically vest and may be exercised within the lesser of six years or the remaining term of the option. Mr. Howard is currently retirement-eligible.

(2)
Awards were issued at fair market value, which is the closing stock price on the grant date.

(3)
Represents ten years after the award date.

(4)
Represents the aggregate unvested RSUs outstanding multiplied by the year-end closing price ($408.34).

(5)
Represents the maximum number of shares to be issued in connection with the 2018 and 2019 PRSUs granted to the NEOs and the 2015 and 2016 PRSUs granted to Mr. Macpherson.

(6)
Represents the aggregate performance awards outstanding multiplied by the year-end closing price ($408.34).

(7)
100% of these options vested on April 24, 2016.

(8)
100% of these options vested on April 30, 2017.

(9)
100% of these options vested on April 1, 2018.

(10)
100% of these options vested on April 1, 2019.

(11)
100% of these options vested on April 3, 2020.

(12)
100% of these options will vest on April 2, 2021.

(13)
Represents remaining unvested stock option awards granted April 1, 2019, which will vest ratably on April 2, 2021 and April 1, 2022.

68         www.grainger.com

Executive Compensation

(14)
3,308 of these RSUs will vest on April 1, 2021, 3,308 of these RSUs will vest on April 1, 2022, and 3,309 of these RSUs will vest on April 1, 2023.

(15)
15,355 of these PRSUs will vest on April 2, 2021, 10,221 of these PRSUs will vest on April 1, 2022, 8,507 of these PRSUs will vest on August 1, 2022, and 8,896 of these PRSUs will vest on October 3, 2023. 9,925 of these PSUs will vest on April 1, 2023 subject to the achievement of the performance goals over the three-year performance period from January 1, 2020 through December 31, 2022.

(16)
2,993 of these PRSUs will vest on April 2, 2021, and 1,993 of these PRSUs will vest on April 1, 2022. 2,085 of these PSUs will vest on April 1, 2023 subject to the achievement of the performance goals over the three-year performance period from January 1, 2020 through December 31, 2022.

(17)
430 of these RSUs will vest on April 1, 2021, 1,016 of these RSUs will vest on September 2, 2021, 430 of these RSUs will vest on April 1, 2022, 431 of these RSUs will vest on April 1, 2023, and 1,772 of these RSUs will vest on April 2, 2025.

(18)
1,302 of these PRSUs will vest on April 2, 2021 and 953 of these PRSUs will vest on April 1, 2022. 1,291 of these PSUs will vest on April 1, 2023 subject to the achievement of the performance goals over the three-year performance period from January 1, 2020 through December 31, 2022.

(19)
1,041 of these RSUs will vest on April 2, 2021 and 1,265 of these RSUs will vest on November 1, 2024. 364 of these RSUs will vest on April 1, 2021, 364 of these RSUs will vest on April 1, 2022, and 364 of these RSUs will vest on April 1, 2023.

(20)
780 of these PRSUs will vest on April 1, 2022. 1,092 of these PSUs units will vest on April 1, 2023 subject to the achievement of the performance goals over the three-year performance period from January 1, 2020 through December 31, 2022.

Option Exercises and Stock Vested

	Option Awards Exercised		Stock Awards Vested

Name*	No. of Shares Acquired on Exercise (1)	Value Realized on Exercise (2)	No. of Shares Acquired on Vesting	Value Realized on Vesting (3)

D. G. Macpherson	16,923	$2,573,054	13,232	$4,479,297

Thomas B. Okray	0	$0	2,868	$767,649

John L. Howard	18,903	$2,967,889	10,024	$3,220,114

Paige K. Robbins	6,630	$1,085,012	2,273	$691,468

Deidra C. Merriwether	0	$0	3,629	$1,267,577

  *
  Mr. Okray resigned as Senior Vice President and Chief Financial Officer as of December 31, 2020 and forfeited unvested equity awards as of his employment termination date. Mr. Okray exercised 3,118 shares of vested stock options on February 8, 2021. Under the existing provisions of the Long-Term Incentive Plan, he was entitled to exercise vested stock options within 3 months after the employment termination date.

(1)
Represents the number of stock options exercised.

(2)
Represents the difference between the exercise price and the market price of the common stock on the date of exercise.

(3)
Represents the value of the RSU and PRSU awards on the vesting date.

Proxy Statement         69

Executive Compensation

Nonqualified Deferred Compensation

Name	Plan	Executive Contributions in Last FY	Company Contributions in Last FY (1)	Aggregate Earnings in Last FY (2)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE (3)

D. G. Macpherson	SPSP & SPSP II	$0	$284,975	$369,061	$0	$2,630,671
	Total	$0	$284,975	$369,061	$0	$2,630,671

Thomas B. Okray	SPSP & SPSP II	$0	$135,996	$55,400	$0	$321,769
	Total	$0	$135,996	$55,400	$0	$321,769

John L. Howard	Frozen Salary & Incentive Deferral	$0	$0	$387,162	$0	$3,781,006
	SPSP & SPSP II	$0	$128,795	$295,413	$0	$2,814,453
	Deferred RSUs	$0	$0	$1,396,400	$0	$8,166,800
	Total	$0	$128,795	$2,078,975	$0	$14,762,260

Paige K. Robbins	SPSP & SPSP II	$0	$83,426	$84,447	$0	$542,326
	Total	$0	$83,426	$84,447	$0	$542,326

Deidra C. Merriwether	SPSP & SPSP II	$0	$53,889	$48,078	$0	$287,709
	Total	$0	$53,889	$48,078	$0	$287,709

(1)
The Company provides the supplemental profit sharing plans (SPSPs) solely to maintain an equal percentage of profit sharing contribution to employees (including all NEOs) who would be subject to contribution or compensation limits imposed on qualified plans by the Internal Revenue Code. For Messrs. Macpherson, Okray, and Howard, and Mses. Robbins and Merriwether this represents the Company SPSP contribution. These contributions were disclosed as part of "All Other Comp." in the 2020 Summary Compensation Table.

(2)
Represents earnings on all nonqualified deferred compensation balances, including SPSP earnings, stock price appreciation and dividend equivalent payments for vested, deferred RSUs, and for Mr. Howard, earnings on voluntary deferrals.

(3)
Aggregate year-end balances for the SPSPs, vested deferred RSUs, and for Mr. Howard, year-end balances for his voluntary deferral account. Mr. Howard has 20,000 vested, deferred RSUs outstanding.

70         www.grainger.com

Executive Compensation

Employment Agreements, Change in Control, and Termination of Employment Arrangements

Employment Agreements

The Company does not maintain employment agreements with its NEOs.

Change in Control—Equity Plans

Under the terms of the Company's 2015 Incentive Plan, which is the source for all equity awards granted after April 2015, "double trigger" vesting provisions apply to all equity awards (i.e., both a change in control occurs and a participant is involuntarily terminated within one year of the change in control).

Change in Control Agreements

The Company has 2x Change in Control Agreements (CIC Agreements) with a number of executives, including the NEOs. These CIC Agreements are intended to ensure that in the event of a pending or threatened change in control, the Company retains its management and that their full attention is focused on the best interests of the Company and its shareholders and not on the uncertainty of their future employment prospects under those circumstances.

•
The Company's CIC Agreements have double-trigger arrangements. Under each CIC Agreement, the executive is entitled to certain benefits which include a lump-sum payment equal to 2x the sum of (i) the executive's annual salary, (ii) the executive's target annual incentive, and (iii) in connection with the Company's non-contributory retirement profit sharing plans, a percentage of annual salary and annual incentive equal to the average percentage of covered compensation contributed by the Company under the plans for the last three fiscal years. The executive is also entitled to two years of continued health and dental benefits.

•
The Company has committed that no more than 10 positions will be eligible for CIC Agreements in the future. Existing agreements remain in place.

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to a public company for compensation over $1 million per taxable year paid to the Company's NEOs. Prior to the Tax Cuts and Jobs Act of 2017 (TCJA), compensation that qualified as "performance-based" compensation was not subject to the deductibility limit. Effective for taxable years beginning after December 31, 2017, subject to certain transition relief, the TCJA eliminated this exception. Stock Options granted to our NEOs prior to November 2, 2017 under the 2015 Incentive Plan qualify for the transition relief, and gains on exercises of such stock options are considered to be "performance-based" compensation not subject to the $1 million deductibility limit. Any other compensation paid to our NEOs, including awards other than the grandfathered stock options, is subject to the Section 162(m) deductibility limit and all or a portion of such compensation may be nondeductible. While the tax treatment applicable to the Company's compensation programs was considered, the Company intends to authorize compensation that will not be deductible under Section 162(m) as it believes doing so is in the best interest of the Company and its shareholders.

Proxy Statement         71

Executive Compensation

Accounting Considerations

Upon vesting, settlement, or maturity, equity awards under the 2015 Incentive Plan and predecessor plans are distributed in the form of shares of the Company's common stock. Under the Accounting Standards Codification (ASC) 718 (formerly FAS 123R), these types of awards are considered equity awards. As a result, the total amount of compensation expense to be recorded for the awards is based on the fair value of the awards on the grant date. This fair value is then recorded over the vesting period, usually three years, and is recorded to compensation expense and as an increase in paid-in capital. The amount of compensation expense is not subsequently adjusted for changes in the Company's share price, but it is adjusted for the estimated number of shares to be distributed. If an equity award is forfeited, all previously recorded compensation expensed is reversed. While the accounting treatment described above was considered in the development of the long-term incentive program, it was not a material consideration.

Compensation Recoupment Policy (Claw-Backs)

In connection with using long-term incentives as a method to align management and shareholder interests, the Company provides an annual equity award agreement that sets forth the terms of the award, including continued employment, and compliance with the Company's Business Conduct Guidelines and applicable laws and regulations. In addition, the Company's equity award agreements contain recoupment (or claw-back) provisions that specify situations granting the Board discretion to recoup both cash incentives and equity compensation from the NEOs and other employees.

Under the recoupment terms of these agreements, the Company may recover incentive compensation:

  •
  that was awarded based on achievement of financial results that were the subject of a restatement if the officer engaged in criminal conduct or financial fraud and in the case of materially inaccurate financial statements whether or not they result in a restatement and whether or not the executive officer has engaged in wrongful conduct. Recoveries under these provisions can extend back for three years from the date of the initial filing that contained the relevant financial statements;

  •
  should an executive violate confidentiality or non-compete or non-solicit obligations; or

  •
  if the Company determines that an executive:

    o
    has committed fraud against the Company or has engaged in any criminal conduct, including embezzlement or theft, that involves or is related to the Company;

    o
    engaged in any other conduct that violates Company policy, causes or is discovered to have caused, any loss, damage, injury or other endangerment to Grainger's property or reputation; or

    o
    receives any amount in excess of what the Executive should have received for any reason.

This policy applies to any incentive compensation awarded or paid to an employee at a time when he or she is an officer. Subsequent changes in status, including retirement or termination of employment, do not impact the Company's rights to recover compensation under this policy.

72         www.grainger.com

Executive Compensation

Termination

The Company does not have employment contracts and does not maintain severance programs for its NEOs. The executive's CIC Agreements provide the potential for a lump sum payment following a change in control. Except for a limited period of time following a change in control, the NEOs are not entitled to severance upon termination.

Retirement

The definition of retirement eligibility is the same for all U.S. employees. Under this definition, an employee is retirement-eligible upon attaining any of the following:

    •
    age 60;

    •
    age 55 and 20 years of service; or

    •
    25 years of service.

Mr. Howard is the only NEO who is retirement-eligible.

The Company provides the following upon retirement for all retirement-eligible employees, including NEOs:

    •
    outstanding stock options become vested and executives have the right to exercise such stock options within six years from date of termination or for the remaining term of the stock option, whichever is less;

    •
    settlement of PRSUs and PSUs occurs after the end of the performance period in common stock equal to the number of the executive's outstanding performance shares earned for the performance period; and

    •
    cash payments equal to account balances under retirement profit sharing, any supplemental retirement profit sharing program, and the Voluntary Salary and Incentive Deferral Plan will be made in installment payments for up to 15 years or in a lump-sum payment based on the election made by the executive in accordance with the terms and conditions of those plans.

The following tables illustrate the potential incremental payments and benefits that could be received by the NEOs upon his or her retirement, death or disability or upon a change in control of the Company. The amounts shown in the following tables assume that any such retirement, death, disability or change in control, as applicable, was effective as of December 31, 2020 and thus only includes amounts earned through such date. However, the actual amounts that would be paid out under each circumstance can only be determined at the time of separation.

Proxy Statement         73

Executive Compensation

Other Potential Post-Employment Payments

Macpherson, D. G.

Type of Payment	Retirement (7) ($)	Death ($)	Disability ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)

Cash Compensation

Cash Severance	$0	$0	$0	$0	$5,851,925

Long-Term Incentives

Stock Options

Unvested and Accelerated Awards (1)	$0	$8,051,006	$8,051,006	$8,051,006	$8,051,006

Restricted Stock Units

Unvested and Accelerated Awards (2)	$0	$4,052,775	$4,052,775	$4,052,775	$4,052,775

Performance Shares

Unvested and Accelerated Awards (3)	$0	$21,602,819	$21,602,819	$21,602,819	$18,563,238

Benefits

Continuation of Health & Welfare Benefits (4)	$0	$0	$0	$0	$34,418

Life Insurance and Death Benefit Payout (5)	$0	$11,812,269	$0	$0	$2,365,490

Perquisites and Tax Payments

Outplacement (6)	$0	$0	$0	$0	$159,135

Total	$0	$45,518,869	$33,706,600	$33,706,600	$39,077,988

(1)
Unvested options become immediately exercisable in the event of death, disability, retirement, or a change in control.

(2)
Mr. Macpherson has one grant of unvested RSUs as of December 31, 2020.

(3)
In the event of death or disability, Mr. Macpherson is entitled to receive in settlement of performance-based awards, a number of shares of common stock equal to the target number of shares that vest based upon the Company's average return on invested capital, as of the date of death or disability.

(4)
The health and welfare benefits value upon a change in control followed by termination without cause or with good reason is based upon two years of continuation of active health and welfare benefits using the Company's budget/insured rates projected forward throughout the two years using 6.0% health and 3.5% dental annual trends as well as a 3.01% annual discount factor.

(5)
Upon death, Mr. Macpherson's survivors shall receive, for 120 months, 50% of his monthly base salary and target bonus amount, under the frozen Executive Death Benefit Plan (EDBP). The figure above reflects the present value lump-sum payment amount based upon the FTSE pension curve discount rate of 2.05%. Upon a change in control, under the frozen EDBP, he would receive the present value based on the Applicable Federal Rate of 1.58%.

(6)
In the event of a change in control followed by termination without cause or with good reason, the Company shall provide Mr. Macpherson with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the Executive's annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

(7)
Mr. Macpherson is not eligible for retirement under the Company's retirement plan as of December 31, 2020.

74         www.grainger.com

Executive Compensation

Okray, Thomas B.

Mr. Okray resigned as Senior Vice President and Chief Financial Officer of the Company effective December 31, 2020. Mr. Okray exercised 3,118 shares of vested stock options on February 8, 2021. Under the existing provisions of the Long-Term Incentive Plan, he was entitled to exercise vested stock options within 3 months after the employment termination date.

For plan year 2020, Mr. Okray is entitled to a final Profit Sharing Plan contribution of $17,100 and Supplemental Profit Sharing Plan II contribution of $82,058 in March 2021 under the existing provisions of the respective plans. Under plan rules, the entire Supplemental Profit Sharing II account balance will be transferred to Mr. Okray in August 2021.

Proxy Statement         75

Executive Compensation

Howard, John L.

Type of Payment	Retirement(7) ($)	Death ($)	Disability ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)

Cash Compensation

Cash Severance	$0	$0	$0	$0	$2,903,040

Long-Term Incentives

Stock Options

Unvested and Accelerated Awards(1)	$1,569,398	$1,569,398	$1,569,398	$1,569,398	$1,569,398

Restricted Stock Units

Unvested and Accelerated Awards(2)	$0	$0	$0	$0	$0

Performance Shares

Unvested and Accelerated Awards(3)	$2,887,372	$2,887,372	$2,887,372	$2,887,372	$2,248,830

Benefits

Continuation of Health & Welfare Benefits(4)	$407,331	$0	$0	$0	$34,418

Life Insurance and Death Benefit Payout(5)	$664,678	$5,859,866	$0	$0	$1,372,643

Perquisites and Tax Payments

Outplacement(6)	$0	$0	$0	$0	$108,000

Total	$5,528,779	$10,316,636	$4,456,770	$4,456,770	$8,236,330

(1)
Unvested options become immediately exercisable in the event of death, disability, retirement, or a change in control.

(2)
Mr. Howard does not have any unvested RSUs as of December 31, 2020.

(3)
In the event of retirement, death or disability, Mr. Howard is entitled to receive in settlement of performance-based awards, a number of shares of common stock equal to the target number of shares that vest based upon the Company's average return on invested capital, as of the end of the performance period. Mr. Howard is retirement-eligible as of December 31, 2020.

(4)
The health and welfare benefits value upon a change in control followed by termination without cause or with good reason is based upon two years of continuation of active health and welfare benefits using the Company's budget/insured rates projected forward throughout the two years using 6.0% health and 3.5% dental annual trends as well as a 3.01% annual discount factor.

(5)
Upon death, Mr. Howard's survivors shall receive, for 120 months, 50% of his monthly base salary and target bonus amount, under the frozen Executive Death Benefit Plan (EDBP). The figure above reflects the present value lump-sum payment amount based upon the FTSE pension curve discount rate of 2.05%. Upon retirement, he has elected to receive a present value cash settlement at retirement in lieu of the post-retirement death benefit based on the 6.0% discount rate and assumed mortality of age 80 under the frozen EDBP provisions. Upon a change in control, under the frozen EDBP, he would receive the present value based on the Applicable Federal Rate of 1.58%.

(6)
In the event of a change in control followed by termination without cause or with good reason, the Company shall provide Mr. Howard with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the Executive's annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

(7)
Mr. Howard has met the eligibility requirements for retirement under the Company's retirement plan as of December 31, 2020.

76         www.grainger.com

Executive Compensation

Robbins, Paige K.

Type of Payment	Retirement (7) ($)	Death ($)	Disability ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)

Cash Compensation

Cash Severance	$0	$0	$0	$0	$2,298,240

Long-Term Incentives

Stock Options

Unvested and Accelerated Awards (1)	$0	$699,191	$699,191	$699,191	$699,191

Restricted Stock Units

Unvested and Accelerated Awards (2)	$0	$1,665,619	$1,665,619	$1,665,619	$1,665,619

Performance Shares

Unvested and Accelerated Awards (3)	$0	$1,447,974	$1,447,974	$1,447,974	$1,052,598

Benefits

Continuation of Health & Welfare Benefits (4)	$0	$0	$0	$0	$34,418

Life Insurance and Death Benefit Payout (5)	$0	$0	$0	$0	$0

Perquisites and Tax Payments

Outplacement (6)	$0	$0	$0	$0	$85,500

Total	$0	$3,812,784	$3,812,784	$3,812,784	$5,835,567

(1)
Unvested options become immediately exercisable in the event of death, disability, retirement, or a change in control.

(2)
Ms. Robbins has three grants of unvested RSU grants as of December 31, 2020.

(3)
In the event of death or disability, Ms. Robbins is entitled to receive in settlement of performance-based awards, a number of shares of common stock equal to the target number of shares that vest based upon the Company's average return on invested capital, as of the date of death or disability.

(4)
The health and welfare benefits value upon a change in control followed by termination without cause or with good reason is based upon two years of continuation of active health and welfare benefits using the Company's budget/insured rates projected forward throughout the two years using 6.0% health and 3.5% dental annual trends as well as a 3.01% annual discount factor.

(5)
Ms. Robbins is not eligible for the frozen Executive Death Benefit Plan.

(6)
In the event of a change in control followed by termination without cause or with good reason, the Company shall provide Ms. Robbins with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the Executive's annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

(7)
Ms. Robbins is not eligible for retirement under the Company's retirement plan as of December 31, 2020.

Proxy Statement         77

Executive Compensation

Merriwether. Deidra C.

Type of Payment	Retirement (7) ($)	Death ($)	Disability ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)

Cash Compensation

Cash Severance (1)	$0	$0	$0	$0	$2,136,960

Long-Term Incentives

Stock Options

Unvested and Accelerated Awards (2)	$0	$562,744	$562,744	$562,744	$562,744

Restricted Stock Units

Unvested and Accelerated Awards (3)	$0	$1,387,539	$1,387,539	$1,387,539	$1,387,539

Performance Shares

Unvested and Accelerated Awards (4)	$0	$764,412	$764,412	$764,412	$429,982

Benefits

Continuation of Health & Welfare Benefits (6)	$0	$0	$0	$0	$34,418

Life Insurance and Death Benefit Payout (7)	$0	$0	$0	$0	$0

Perquisites and Tax Payments

Outplacement (8)	$0	$0	$0	$0	$79,500

Total	$0	$2,714,696	$2,714,696	$2,714,696	$4,631,143

(1)
Unvested options become immediately exercisable in the event of death, disability, retirement, or a change in control.

(2)
Ms. Merriwether has three grants of unvested RSUs as December 31, 2020.

(3)
In the event of death or disability, Ms. Merriwether is entitled to receive in settlement of performance-based awards, a number of shares of common stock equal to the target number of shares that vest based upon the Company's average return on invested capital, as of the date of death or disability.

(4)
The health and welfare benefits value upon a change in control followed by termination without cause or with good reason is based upon two years of continuation of active health and welfare benefits using the Company's budget/insured rates projected forward throughout the two years using 6.0% health and 3.5% dental annual trends as well as a 3.01% annual discount factor.

(5)
Ms. Merriwether is not eligible for the frozen Executive Death Benefit Plan.

(6)
In the event of a change in control followed by termination without cause or with good reason, the Company shall provide Ms. Merriwether with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the Executive's annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

(7)
Ms. Merriwether is not eligible for retirement under the Company's retirement plan as of December 31, 2020.

78         www.grainger.com

Executive Compensation

CEO PAY RATIO DISCLOSURE

Under SEC rules, we are required to calculate and disclose the ratio of the annual total compensation of Mr. Macpherson, Chairman and CEO, to the annual total compensation of the Company's median employee. Further, the median employee should be identified once every three years, unless has been a significant change to its employee population or compensation arrangements that it reasonably believes would result in a significant change in the pay ratio disclosure. As the Company identified the median employee in 2017, a new median employee has been identified for purposes of the 2021 CEO pay ratio disclosure.

Based on the newly identified median employee, the ratio of CEO pay to median employee pay is 116:1 as outlined below. In calculating 2020 total compensation for our median employee and CEO, we included the estimated Company cost of their respective Company-provided health and wellness benefits. The CEO's total compensation reported in the Summary Compensation Table for 2020 is $7,475,378. The CEO's total compensation for purposes of our pay ratio disclosure calculation is $7,485,389, which differs from the total compensation described in the Summary Compensation Table on page 66 of this document by his health and wellness benefits amount. The median employee's estimated 2020 total compensation was $64,355 (which includes compensation of $54,344 and estimated benefits of $10,011.

Element	Chairman and CEO ($)	Median Employee $

Base Salary	$969,091	$49,712

Stock Awards	$4,761,519	$0

Non-Equity Incentive Plan Compensation	$1,303,316	$0

All Other Compensation	$441,452	$4,632

Estimated Company Health and Wellness Benefits	$10,011	$10,011

Total	$7,485,389	$64,355

CEO PAY RATIO	116:1

Methodology

As permitted under the SEC rules, the following process was used to identify the median employee in 2020:

  •
  Applied a consistent compensation measure of "base pay" earned during the period from January 1, 2020 to September 30, 2020, rather than summary compensation table (SCT) total compensation for all of 2020.

  •
  Annualized base pay for those employees who started work during 2020. The identified median employee is a full-time, U.S.-based employee.

  •
  Determined the above-mentioned employee populations full year's compensation based on the compensation elements required for inclusion in the SCT, with the exception of incorporating healthcare benefits in total compensation as discussed previously in this section. The other components of our compensation program for NEOs are substantially similar to those available for most of our other employees. This includes the same health and welfare benefits and the same performance-based retirement profit sharing contribution methodology that is applied to the U.S.-based employees who are retirement profit sharing participants.

Proxy Statement         79

Executive Compensation

  •
  Used the de minimis exemption to exclude approximately 4.3% of our global workforce, or 1,015 employees (based on employee data as of the analysis date), as reflected below:

    •
    Included in calculation: Canada, Japan, Mexico, United Kingdom, United States (approximately 22,644 employees as of the calculation date)

    •
    Excluded from calculation: China, Czech Republic, Germany, Hungary, India, Indonesia, Ireland, Malaysia, Panama, Poland, South Africa, South Korea, Thailand, United Arab Emirates (approximately 1,015 employees as of the calculation date).

    •
    Note that as of December 31, 2020, Grainger had approximately 23,100 employees, of whom approximately 21,800 were full-time, and 1,300 were part-time or temporary.

80         www.grainger.com

Executive Compensation

The Company is asking its shareholders for their non-binding advisory approval of the 2020 compensation of its Named Executive Officers (NEOs).

At our 2020 Annual Meeting of Shareholders, shareholders provided a clear endorsement of the Company's executive compensation programs with approximately 93% voting in favor of our NEO compensation.

As described in the "Compensation Discussion and Analysis" on pages 46, the 2020 NEO compensation programs remain consistent with the program described to shareholders in our 2020 proxy statement and reflects:

•

Pay for Performance Approach:    Our programs align pay with performance in the best interest of our shareholders.

•

Balanced and Sound Pay Practices:    The Company sets target compensation to approximate the market median of companies that are of similar size and complexity and rewards long-term performance while not encouraging excessive risk taking.

•

Strong Financial Performance:    The Company delivered strong operating results despite a challenging environment.

•

Direct Link to Strategy:    NEO pay is tied to near and long-term strategic objectives with the long-term incentive directly tied to gaining share in our U.S. High-Touch Solutions model and propelling sales growth in our Endless Assortment business model over the next several years and our annual incentive program provided NEOs incentives to grow the business (Sales Growth) while achieving investment returns for the Company's shareholders (ROIC).

We are asking our shareholders to vote "FOR" the approval of the compensation of the Company's NEOs, as disclosed in the "Compensation Discussion and Analysis" section of this proxy statement, including the related tables, notes and narrative.

While this Say on Pay vote is advisory and non-binding, the Board of Directors and the Compensation Committee of the Board, which is comprised of independent Directors, value the opinions expressed by our shareholders and will consider the outcome of this Say on Pay vote when making future compensation decisions regarding the NEOs.

This Say on Pay vote is intended to address the 2020 compensation of the NEOs as disclosed in the "Compensation Discussion and Analysis" as a whole rather than any specific item or amount of executive compensation.

Approval of the proposal requires the affirmative votes a majority of the shares of Grainger common stock present or represented by proxy and entitled to vote at the annual meeting. Abstentions will have the same effect as votes against the proposal. Broker non-votes will not affect the outcome of the vote.

Proxy Statement         81

Executive Compensation

The Company is required to seek a shareholder vote on the frequency of the advisory Say on Pay vote every six years. In 2011 and 2017, management recommended an annual advisory Say on Pay vote. The next advisory frequency vote is scheduled for 2023.

EQUITY COMPENSATION PLANS

This table contains information as of December 31, 2020 about Grainger's equity compensation plans, all of which have been approved by Grainger's shareholders.

	Number of common shares to be issued upon exercise of outstanding stock options warrants, and rights	Weighted-average exercise price of outstanding stock options, warrants, and rights	Number of common shares available for future issuance under equity compensation plans (excluding common shares reflected in the first column)

Equity compensation plans approved by shareholders	1,247,800(1)(2)	$258.15(3)	2,145,860(4)

Equity compensation plans not approved by shareholders	0	N/A	0

Total	1,247,800	$258.15	2,145,860

(1)
Represents 1,061,779 shares of common stock outstanding under the 2015 Incentive Plan, 166,021 shares of common stock outstanding under the 2010 Incentive Plan, and 20,000 shares of common stock outstanding under the 1990 Incentive Plan.

(2)
Includes an aggregate of 337,414 RSUs that are to be settled by the issuance of shares of common stock on a 1-for-1 basis. It also includes 150,212 Director's stock units to be settled upon each Director's retirement. Additionally, it includes 97,880 performance shares which will vest and settle between 2021 and 2023. The number of shares vested is dependent on the Company sales and/or the three-year average ROIC performance versus target.

(3)
Weighted-average exercise price of outstanding stock options; excludes RSUs, performance shares, and Director's stock units.

(4)
Represents shares of common stock authorized for issuance under the 2015 Incentive Plan in connection with awards of stock options, stock appreciation rights, stock units, shares of common stock, RSUs of common stock and other stock-based awards. Under the 2015 Incentive Plan, all shares issued pursuant to "Full Value Awards" (awards other than stock options or stock appreciation rights which are settled by the issuance of shares, e.g., restricted stock, RSUs, Director's stock units, or other stock-based awards) may be granted with the limit of no more than one million (1,000,000) shares of the Share Authorization. There are no shares of common stock available for future issuance under other plans.

82         www.grainger.com

Executive Compensation

TRANSACTIONS WITH RELATED PERSONS

Grainger's Business Conduct Guidelines require that conflicts of interest in any form be avoided. The Board has adopted written policies and procedures, to be applied by the BANC, for the review, approval, or ratification of any transactions with related persons. Those policies and procedures apply to any proposed transaction in which Grainger is a participant, the amount involved exceeds $120,000, and any Director, executive officer, or significant shareholder or any immediate family member of such a person has a direct or material indirect interest. The policy requires that any such proposed transaction be reviewed by the BANC to determine, among other things, the benefits of the transaction to Grainger, the availability of other sources of comparable products or services, and whether the terms of the proposed transaction are comparable to those provided to unrelated third parties. The BANC determined that the Company did not engage in any related person transactions in 2020.

In the ordinary course of its operations during 2020, Grainger engaged in various types of transactions with organizations with which Grainger Directors are associated in their principal business occupations or otherwise. Specifically, in the ordinary course of its business during 2020, Grainger bought products and/or services from, or sold products and/or services to, companies with which Mses. Perez and Slavik Williams, and Messrs. Santi, Watson, and White are or were associated as senior executives or otherwise as of December 31, 2020. In no instance did the total amount of the purchases from or sales to any such company during 2020 represent more than 0.188% of the consolidated gross revenues of that company for the year or more than 0.217% of the consolidated gross revenues of Grainger for the year. We believe that such transactions have been conducted on an arms'-length basis and do not represent a material interest to the Directors.

In addition, as part of its overall 2020 charitable contributions program, Grainger made donations to tax-exempt organizations with which one or more Directors serve as officers, directors or trustees. In no instance did the total amount of the contributions to any charitable organization exceed $8,000 during 2020.

Proxy Statement         83

QUESTIONS AND ANSWERS

VIRTUAL MEETING

How do I attend the virtual Annual Meeting of Shareholders?

To virtually attend the annual meeting, go to the virtual Annual Meeting Website at www.virtualshareholdermeeting.com/GWW2021; then, you must enter the 16-digit control number found on your proxy card or voting instruction form (the "Control Number").

How do I vote during the virtual meeting?

You may vote your shares and submit your questions during the virtual annual meeting by entering your Control Number and following the instructions also available on the Annual Meeting Website. You may vote during the virtual meeting by going to www.virtualshareholdermeeting.com/GWW2021.

PROXY MATERIALS

What is the purpose of this proxy statement?

This proxy statement relates to the 2021 annual meeting of shareholders of Grainger, to be held on April 28, 2021, and any adjournment of that meeting to a later date. It contains information intended to help you make your voting decisions. We are sending this proxy statement to you because Grainger's Board of Directors is soliciting your proxy to vote your shares at the meeting. This proxy statement and other proxy-soliciting materials were first sent or made available to shareholders on or about March 18, 2021.

What does it mean if I receive more than one set of proxy materials?

Receiving multiple sets of proxy-soliciting materials generally means that your Grainger shares are held in different names or in different accounts. You must sign, date and return all proxy forms to ensure that all of your shares are voted.

May I revoke my proxy?

Yes. You may revoke your proxy at any time before the voting at the meeting. You can do so in one of the following ways:

  •
  Deliver to Grainger's Corporate Secretary timely written notice that you are revoking your proxy; or

  •
  Provide to Grainger another proxy with a later date (which can be done by telephone, by Internet, or by signing, dating, and returning a proxy form); or

  •
  Vote during the virtual meeting.

84         www.grainger.com

VOTING INFORMATION

Who is entitled to vote?

Holders of shares of common stock outstanding on Grainger's books at the close of business on March 1, 2021, the record date for the meeting, may vote. There were 52,340,993 shares of common stock outstanding on that date.

What is the difference between holding shares as "shareholder of record" and as "beneficial owner"?

If your shares are registered directly in your name with Grainger's transfer agent, Computershare Trust Company, N.A., you are the shareholder of record with respect to those shares and you have the right to instruct us directly how to vote your shares or to vote during the virtual meeting.

If your shares are held in street name by a brokerage firm, bank, or other nominee, you are the beneficial owner of the shares. Your nominee is required to vote your shares according to your direction. If you do not instruct your nominee how you want your shares voted, your shares cannot be voted for the election of Directors or on the advisory vote on the compensation of Grainger's Named Executive Officers (NEOs). Please contact your brokerage firm, bank, or other nominee with instructions to vote your shares for the election of Directors and on the advisory vote on the compensation of Grainger's NEOs, and on other matters to be considered at the meeting.

If my shares are held in "street name," can my broker vote for me?

Unless you have given specific voting instructions to your broker, your broker cannot vote your shares on the election of Directors, on the advisory vote related to executive compensation, or on any non-routine matters.

What is the voting standard for each annual meeting agenda items?

Annual Meeting Agenda Item	Voting Standard	Frequency of Vote	Cumulative Voting?

Election of Directors	Majority Voting	Annual	Yes

Ratification of Independent Auditor	Majority Voting	Annual	No

(Non-binding) Advisory Vote on NEO Compensation ("Say on Pay")	Majority Voting	Annual	No

What is cumulative voting? How many votes do I have?

You have the right to cumulative voting in the election of Directors. This means that you have a number of votes in the election equal to the number of shares you own multiplied by the number of Directors being elected. You may cast those votes for the nominees as you choose. For example, you may cast all your votes for one nominee, or you may apportion your votes among two or more nominees.

Cumulative voting is only available for Director elections. In any matter other than the election of Directors, each of your shares is entitled to one vote.

Proxy Statement         85

Does Grainger have majority voting for the election of Directors with a resignation policy for Directors failing to receive the required majority vote?

Yes. As required under Illinois law, Directors may only be elected by the votes of a majority of the shares of Grainger common stock present or represented by proxy and entitled to vote at the annual meeting. Moreover, in accordance with the Company's Criteria for Membership on the Board of Directors, any Director standing for re-election (including the 13 nominees standing for election at the annual meeting) who fails to receive the required majority vote is expected to tender his or her resignation for consideration by the BANC. The BANC will consider the resignation and make a recommendation to the Board of Directors concerning the acceptance or rejection of the resignation. The Board will then take formal action on the BANC's recommendation within 90 days after the results of the Director election at the annual meeting are certified. Following the Board's decision on the BANC's recommendation, the Company will publicly disclose the Board's decision.

What voting standard applies to the ratification of the appointment of the independent auditor?

Ratification of the appointment of the independent auditor requires the affirmative votes of a majority of the shares of Grainger common stock present or represented by proxy and entitled to vote at the annual meeting.

What voting standard applies to the advisory vote on the compensation of the NEOs?

Although the shareholders' vote is advisory and therefore non-binding, the vote on the compensation of the Named Executive Officers (Say on Pay)—Grainger's five highest paid executive officers whose compensation is discussed in the Compensation Discussion and Analysis section of this proxy statement—is determined by the votes of a majority of the shares of Grainger common stock present or represented by proxy and entitled to vote at the annual meeting.

How frequently does Grainger conduct an advisory vote on the compensation of its NEOs?

The Board of Directors has determined to hold an advisory vote on the compensation of the Named Executive Officers (Say on Pay) at every annual meeting of shareholders. Shareholders have the opportunity to cast an advisory vote on the frequency of Say on Pay votes at least every six years. At the 2017 annual meeting, the shareholders voted for one year as the frequency of the Say on Pay vote. The next advisory vote on the frequency of the Say on Pay vote will occur at Grainger's 2023 annual meeting.

What if I don't indicate my voting choices?

If Grainger receives your proxy in time to permit its use at the meeting, your shares will be voted in accordance with the instructions you indicate. If we have received your proxy and you have not indicated otherwise, your shares will be voted as recommended by Grainger's Board. Specifically, your shares will be voted, either individually or cumulatively:

  •
  FOR the election of the 13 Director nominees;

  •
  FOR the proposal to ratify the appointment of the independent auditor; and

  •
  FOR the approval of the non-binding advisory vote on the compensation of Grainger's NEOs.

86         www.grainger.com

If you are a beneficial owner and the shares you own are held in street name by a brokerage firm, bank, or other nominee you must specifically instruct your nominee how you want your shares voted for the election of Directors on the advisory resolution on the compensation of Grainger's NEOs; otherwise, your nominee is not allowed to vote your shares. Please contact your brokerage firm, bank, or other nominee with instructions to vote your shares for the election of Directors and on other matters to be considered at the meeting.

How does discretionary voting apply?

Grainger is not aware of any matter not described in this proxy statement that will be presented for consideration at the meeting. If another matter is properly presented, your shares will be voted on the matter in accordance with the judgment of the person or persons voting the proxy unless your proxy withholds discretionary authority.

What constitutes a quorum at the meeting?

A majority of the outstanding shares entitled to vote on a matter must be present or represented by proxy at the annual meeting to constitute a quorum for consideration of that matter at the meeting. A quorum is necessary for valid action to be taken on the matter. Your shares will be present by proxy and count toward the quorum if you give us your proxy by telephone, by Internet, or by signing, dating, and returning a proxy form.

How do I vote during the virtual meeting?

You may vote your shares and submit your questions during the virtual annual meeting by entering your Control Number and following the instructions also available on the Annual Meeting Website. You may vote during the virtual meeting by going to www.virtualshareholdermeeting.com/GWW2021.

Where can I find the voting results?

We will report the voting results on a Form 8-K within four business days after the end of our annual meeting.

What is the deadline for receipt of shareholder proposals for inclusion in the 2022 annual meeting proxy statement?

A shareholder who intends to present a proposal at the next annual meeting of shareholders and who wishes the proposal to be included in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (Exchange Act), must submit the proposal in writing to the Corporate Secretary at the address on the notice of virtual annual meeting accompanying this proxy statement. The proposal must be received by Grainger no later than November 18, 2021 and must comply with the applicable SEC rules and other requirements prescribed in our By-laws.

What is the procedure for nomination of Directors at the 2022 annual meeting of shareholders using Grainger's proxy access By-laws?

A qualifying shareholder, or a group of up to 20 qualifying shareholders, owning 3% or more of the Company's outstanding shares of common stock continuously for at least the previous three years may nominate and include in Grainger's proxy statement and proxy card qualifying Director nominees

Proxy Statement         87

constituting up to the greater of two Directors or 20% of the Directors then serving on the Board, provided that the shareholder(s) and nominee(s) satisfy the requirements specified in our By-laws.

What is the procedure for other nominations of Directors or proposals to transact business at the 2022 annual meeting of shareholders?

A shareholder entitled to vote for the election of Directors at an annual meeting and who is a shareholder of record on:

  •
  the record date for that annual meeting,

  •
  the date the shareholder provides timely notice to Grainger, and

  •
  the date of the annual meeting

may directly nominate persons for Director or make proposals of other business to be brought before the annual meeting, by providing proper timely written notice to the Corporate Secretary at the address on the notice of virtual annual meeting accompanying this proxy statement.

Our By-laws require that written notice of proposals intended to be presented by a shareholder at the next annual meeting, but that are not intended for inclusion in our proxy statement for that meeting pursuant to Rule 14a-8 of the Exchange Act, be delivered no earlier than December 29, 2021, and no later than January 28, 2022.

Our By-laws also require that written notice of nominees for the election of Directors intended to be made by a shareholder at the next annual meeting be delivered by no later than the date with respect to submission of shareholder proposals under Rule 14a-8 of the Exchange Act as set forth in the proxy statement for the preceding annual meeting of shareholders, which in this case is November 18, 2021.

To be in proper written form, these notices must include certain information required by our By-laws, including information about the shareholder, any beneficial owner on whose behalf the nomination or proposal is being made, their respective affiliates or associates or others acting in concert with them, and any proposed Director nominee.

A copy of our By-laws is available under "Governance" in the Investor Relations section of our website at http://invest.grainger.com/ or may be obtained free of charge on written request to the Corporate Secretary at the address on the notice of virtual annual meeting accompanying this proxy statement.

INFORMATION NOT INCORPORATED INTO THIS PROXY STATEMENT

The information on our website (http://invest.grainger.com/) is not and shall not be deemed to be a part of this Proxy Statement by reference or otherwise incorporated into any other filings we make with the SEC, except to the extent we specifically incorporate it by reference.

88         www.grainger.com

Appendix A—Categorical Standards for Director Independence

APPENDIX A

CATEGORICAL STANDARDS FOR DIRECTOR INDEPENDENCE

Business Transactions.    A Director's independence will not be deemed to be impaired by reason of his or her service as an executive officer of another company that does business with Grainger if in each of the three most recent fiscal years the other company's annual sales to Grainger are less than one percent (1%) of that company's consolidated gross revenues and if in each of the three most recent fiscal years Grainger's sales to the other company are less than one percent (1%) of that company's consolidated gross revenues.

Tax-Exempt Contributions.    A Director's independence will not be deemed to be impaired by reason of his or her service as an officer, Director or trustee of a tax-exempt organization that receives contributions from Grainger if Grainger's contributions to the organization are less than one percent (1%) of the organization's total annual contributions.

A-1         Proxy Statement

Appendix B—Definitions and Non-GAAP Financial Measures

APPENDIX B

DEFINITIONS AND NON-GAAP FINANCIAL MEASURES

"2018 Adjusted ROIC" means ROIC calculated using operating earnings, adjusted (as reconciled to its most directly comparable GAAP measure in Part II, Item 7 (page 20) of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2018 filed with the SEC on February 28, 2019). The Company's GAAP financial statements are the source for all amounts used in the ROIC calculation. ROIC is calculated using operating earnings divided by net working assets (a five-point average for the year-to-date). Net working assets are working assets minus working liabilities defined as follows: working assets equal Total assets less cash equivalents (part of Cash and cash equivalents; 5-point average of $173.6 million), deferred taxes, and investments in unconsolidated entities (part of Other Assets), plus the LIFO reserves (part of Inventories—net; 5-point average of $386.7 million). Working liabilities equal Total current liabilities less Short-term debt, Current maturities of long-term debt and Income taxes payable. For purposes of the 2018 MIP payout (previously disclosed in the Company's 2019 Notice of Annual Meeting and Proxy Statement filed with the SEC on March 14, 2019) and the 2017-2019 PSU payout, the Compensation Committee has accepted the Company's calculation of 2018 Adjusted ROIC, which was 28.5%.

"2019 Adjusted ROIC" means the Company's return on invested capital calculated using operating earnings, adjusted (as reconciled to its most directly comparable GAAP measure in Part II, Item 7 (page 20) of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019 filed with the SEC on February 20, 2020). The GAAP financial statements are the source for all amounts used in the ROIC calculation. ROIC is calculated using operating earnings divided by net working assets (a five-point average for the year-to-date). Net working assets are working assets minus working liabilities defined as follows: working assets equal total assets less cash equivalents (five-point average of $150.2 million), deferred taxes, and investments in unconsolidated entities (part of Other Assets), plus the LIFO reserve (part of Inventories—net; five-point average of $414.1 million). Working liabilities are the sum of trade payables, accrued compensation and benefits, accrued contributions to employees' profit-sharing plans, and accrued expenses. For purposes of the 2019 MIP and 2017-2019 PSU payouts, the Compensation Committee has accepted the Company's calculation of 2019 Adjusted ROIC, which was 29.3%.

"2020 Adjusted ROIC" means the Company's return on invested capital calculated using operating earnings, adjusted (as reconciled to its most directly comparable GAAP measure in Part II, Item 7 (page 27) of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2020 filed with the SEC on February 24, 2021). The GAAP financial statements are the source for all amounts used in the ROIC calculation. ROIC is calculated using operating earnings divided by net working assets (a five-point average for the year-to-date). Net working assets are working assets minus working liabilities defined as follows: working assets equal total assets less cash equivalents (five-point average of $745.2 million), deferred taxes, and investments in unconsolidated entities, plus the LIFO reserve (five-point average of $443.6 million). Working liabilities are the sum of trade payables, accrued compensation and benefits, accrued contributions to employees' profit sharing plans, and accrued expenses. For purposes of the 2020 MIP and 2018-2020 PRSU payouts, the Compensation Committee has accepted the Company's calculation of 2020 Adjusted ROIC, which was 28.2%.

"2018-2020 Adjusted Average ROIC" means the average of 2020 Adjusted ROIC (28.2%) plus of 2019 Adjusted ROIC (29.3%) plus 2018 Adjusted ROIC (28.5%). For purposes of the 2018-2020 PRSU payout, the Compensation Committee has accepted the Company's calculation of 2018-2020 Adjusted Average ROIC, which was 28.6%.

B-1         Proxy Statement

Appendix B—Definitions and Non-GAAP Financial Measures

"Endless Assortment businesses" is one of two of Grainger's business models, where the Company's endless assortment businesses are focused on providing a simple, transparent and streamlined experience for customers to shop millions of products and includes Zoro Tools, Inc. in the U.S. and MonotaRO Co., Ltd. in Japan. Effective January 1, 2021, Grainger has established the Endless Assortment reportable segment, which includes Zoro Tools, Inc., MonotaRO Co., Ltd., and Zoro UK Limited.

"Endless assortment businesses' revenue growth" for purposes of the PSUs granted in 2020 refers to the Company's revenue growth attributable to Zoro Tools, Inc. in the U.S. and MonotaRO Co., Ltd. in Japan and will be calculated based on a three-year average for purposes of the 2020-2022 PSU cycle.

For purposes of the PSUs granted in 2021, endless assortment businesses' revenue growth will refer to revenue growth associated with the new Endless Assortment reportable segment effective January 1, 2021 which includes Zoro Tools, Inc., MonotaRO Co., Ltd., and Zoro UK Limited, and will be calculated based on a three-year average.

"High-Touch Solutions model" refers to one of two of Grainger's business models, where the Company's high-touch businesses provide value-added maintenance, repair and operating (MRO) solutions that are rooted in deep product knowledge and customer expertise primarily in North America. Effective January 1, 2021, Grainger has established the High Touch Solutions—North America reportable segment, which includes the Grainger-branded businesses in the U.S., Canada, Mexico and Puerto Rico.

"Long-term compensation" consists of stock options, PRSUs, PSUs, and retirement profit sharing. Annual retirement profit sharing contributions are based on the Company's short-term performance; distributions are restricted, with full vesting of contributions once a participant has achieved five years of service with the Company as described further under "Long-Term Incentives" and "Other Benefits."

"Organic Daily Sales" refers to organic constant currency daily sales and excludes results for Fabory (post June 30, 2020) and Grainger China (post August 21, 2020) in the prior year period to reflect the completed divestitures. The following table outlines the reconciliation of reported sales growth to organic, constant currency daily sales growth:

Daily Sales Growth, Constant Currency (in millions of dollars)	Twelve Months Ended December 31, 2020

Reported sales	2.7%

Day impact	(0.4)

Daily sales	2.3%

Business divestitures(1)	1.3

Organic daily sales	3.6%

Foreign exchange	(0.1)%

Organic, daily, constant currency sales	3.5%

(1)
Represents the results of the Fabory business (divested on 6/30/2020) and the Grainger China business (divested on 8/21/2020).

"Peer group" is the Company's comparator group in the 2020 Deloitte Consulting Compensation Study as described further under "Compensation Comparator Group."

Proxy Statement         B-2

Appendix B—Definitions and Non-GAAP Financial Measures

"Performance-Based Compensation" consists of the annual incentive plan, long-term incentives, and retirement profit sharing as described further under "Annual Incentives" and "Long-Term Incentives."

"ROIC" means the Company's return on invested capital calculated using operating earnings divided by net working assets.

"Total Company Adjusted Operating Margin" means the Company's adjusted operating earnings over net sales on a consolidated basis using operating earnings, adjusted (as reconciled to its most directly comparable GAAP measure in Part II, Item 7 (page 27) of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2020 filed with the SEC on February 24, 2021). The GAAP financial statements are the source for all amounts used in the Total Company Adjusted Operating Margin calculation. For purposes of the PSUs granted in 2021, adjusted operating margin will be calculated based on a three-year average.

"U.S. share gain" means the Company's daily sales growth calculated under its former U.S. reportable segment less estimated U.S. MRO market growth. The U.S. MRO market is based on Company estimates using a compilation of external market data.

For purposes of the PSUs granted in 2021, U.S. share gain will refer to U.S. daily sales growth under the new High-Touch Solutions—North America reportable segment effective January 1, 2021 less estimated U.S. MRO market growth and will be calculated based on a three-year average. The U.S. MRO market is based on Company estimates using a compilation of external market data.

B-3         Proxy Statement

VIEW MATERIALS & VOTE w SCAN TO W.W. GRAINGER, INC. 100 GRAINGER PARKWAY LAKE FOREST, IL 60045 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. ET on (1) April 25, 2021 for shares held in a Plan and (2) April 27, 2021 if you are a registered shareholder. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/GWW2021 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. ET on April 25, 2021 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D39226-P47496 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. W.W. GRAINGER, INC. The Board of Directors recommends you vote FOR the following: For Withhold For All AllAllExcept To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. ! ! ! 1. Election of Directors Nominees: 01) 02) 03) 04) 05) 06) 07) Rodney C. Adkins Brian P. Anderson V. Ann Hailey Katherine D. Jaspon Stuart L. Levenick D.G. Macpherson Neil S. Novich 08) 09) 10) 11) 12) 13) Beatriz R. Perez Michael J. Roberts E. Scott Santi Susan Slavik Williams Lucas E. Watson Steven A. White The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain ! ! ! ! ! ! 2. Proposal to ratify the appointment of Ernst & Young LLP as independent auditor for the year ending December 31, 2021. 3. Say on Pay: To approve on a non-binding advisory basis the compensation of the Company's Named Executive Officers. NOTE: In their discretion upon such other matters as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

This material is being sent to you by reason of your being a registered shareholder or your participation in one or more of the following plans available to eligible employees of W.W. Grainger, Inc. and/or its subsidiaries: W.W. Grainger, Inc. Retirement Savings Plan W.W. Grainger, Inc. 401(k) Plan Employee Stock Purchase Plan Important Notice Regarding the Availability of Proxy Materials for the Virtual Annual Meeting: The Notice & Proxy Statement, and the Annual Report are available at www.proxyvote.com. D39227-P47496 W.W. GRAINGER, INC. Virtual Annual Meeting of Shareholders April 28, 2021 10:00 AM CDT This proxy is solicited by the Board of Directors The undersigned hereby appoints D.G. Macpherson and John L. Howard, and each of them, proxies of the undersigned with full power of substitution to represent the undersigned and to vote all of the shares of the Common Stock of W.W. Grainger, Inc., which the undersigned is entitled to vote at the Virtual Annual Meeting of Shareholders of W.W. Grainger, Inc., to be held on April 28, 2021 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present and voting. A majority of proxies or substitutes who shall be present at the meeting may exercise all powers hereunder. All proxies will be voted as specified. If no specification is made, the proxy will be voted FOR items 1, 2 and 3. The proxy holders reserve the right to cumulate votes and cast such votes in favor of the election of some or all of the applicable director nominees in their sole discretion. Continued and to be voted, signed and dated on reverse side